UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2015

WESTERN ASSET

CORE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average effective duration which is expected to range within 20% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Bond Fund for the twelve-month reporting period ended December 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

II	Western Asset Core Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended December 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2015 U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%. Economic activity then accelerated, as second quarter 2015 GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment. Finally, the U.S. Department of Commerce’s initial estimate for fourth quarter 2015 GDP growth — released after the reporting period ended — was 0.7%. Slower growth was attributed to a deceleration in PCE and downturns in nonresidential fixed investment, exports and state and local government spending.

The U.S. labor market significantly improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By December 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii finally increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” During its meeting that concluded on January 27, 2016 — after the reporting period ended — the Fed said it is, “…closely monitoring global economic and financial developments and is assessing their implications for the labor market and inflation, and for the balance of risks to the outlook. Given the economic outlook, the Committee decided to maintain the target range for the federal funds rate at 1/4 to 1/2 percent.… In determining the timing and size of future adjustments to the target range for the federal funds rate, the Committee will assess realized and expected economic conditions relative to its objectives of maximum employment and 2 percent inflation.”

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 29, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Core Bond Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Core Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser (generally, this range is three to seven years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns.

These derivative transactions include, but are not limited to, futures, options and swaps. In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted modest gains and generated mixed results versus equal-duration Treasuries over the twelve months ended December 31, 2015. High-yield corporate bonds and emerging market local currency debt were among the weakest performers during the reporting period. The fixed income market was volatile at times given fluctuating global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)iii monetary policy and a number of geopolitical issues. In mid-December 2015, the Fed raised interest rates for the first time in nearly a decade.

Western Asset Core Bond Fund 2015 Annual Report	1

Fund overview (cont’d)

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2015. Two-year Treasury yields rose from 0.67% at the beginning of the period to 1.06% at the end of the period. Their peak of 1.09% occurred on December 29, 2015, and they were as low as 0.44% on January 15, 2015. Ten-year Treasury yields were 2.17% at the beginning of the period and ended the period at 2.27%. Their peak of 2.50% was on June 10, 2015 and their low of 1.68% occurred at the end of January and early February 2015. All told, the Barclays U.S. Aggregate Index (the “Index”)iv returned 0.55% for the twelve months ended December 31, 2015.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocations to U.S. Treasuries and asset-backed securities (“ABS”). In contrast, we reduced its exposures in agency mortgage-backed securities (mostly Fannie Mae and Ginnie Mae), investment grade corporate Industrials and emerging market sovereign debt.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options and interest rate swaps to manage the Fund’s duration and yield curvev exposure. The use of these instruments contributed to performance. PrimeX swaps, which were used to manage the Fund’s exposure to non-agency mortgage-backed securities (“MBS”), were beneficial for results. CMBX swaps were used to manage the Fund’s exposure to commercial mortgage-backed securities (“CMBS”). They were additive for performance during the reporting period.

Performance review

For the twelve months ended December 31, 2015, Class I shares of Western Asset Core Bond Fund returned 1.21%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 0.55% for the same period. The Lipper Core Bond Debt Funds Category Average1 returned -0.07% over the same time frame.

Performance Snapshot as of December 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Bond Fund:
Class A	0.56%	0.75%
Class C	0.32%	0.09%
Class C1	0.44%	0.44%
Class FI	0.63%	0.84%
Class R	0.45%	0.51%
Class I	0.80%	1.21%
Class IS	0.81%	1.22%
Barclays U.S. Aggregate Index	0.65%	0.55%
Lipper Core Bond Debt Funds Category Average[1]	-0.05%	-0.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/ individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 537 funds for the six-month period and among the 506 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Core Bond Fund 2015 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2015 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.92%, 1.33%, 1.86%, 2.29%, 1.67%, 2.49% and 2.53%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A, Class R and Class I shares would have been 1.85%, 1.43% and 2.32%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.82%, 1.64%, 1.28%, 0.80%, 1.29%, 0.52% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.42% for Class C1 shares, 0.85% for Class FI shares, 1.15% for Class R shares, 0.45% for Class I shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance during the reporting period were its yield curve and duration positioning. In particular, we benefited from the flattening of the yield curve, as longer-term yields rose less than their shorter-term counterparts. Tactically adjusting the Fund’s duration was also beneficial for performance.

The Fund’s overweight to non-agency MBS and, to lesser extents, CMBS and ABS, were additive for results as they all outperformed the Index. Elsewhere, a number of the Fund’s individual investment grade corpo-

Western Asset Core Bond Fund 2015 Annual Report	3

Fund overview (cont’d)

rate bonds contributed to performance. In particular, overweight positions in Wells Fargo & Co., JPMorgan Chase & Co., Citigroup, Inc. and Reynolds American, Inc. added the most value.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight to investment grade corporate bonds as the sector underperformed the Index. Among the weakest individual investment grade bond holdings were the Fund’s overweights in Kerr-McGee Corp., Devon Financing Corp, LLC, Plains Exploration & Production Co. and Xstrata Finance Canada Ltd.

Thank you for your investment in Western Asset Core Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2016

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 47 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2015 were: Corporate Bonds & Notes (27.1%), U.S. Government & Agency Obligations (17.8%), Mortgage-Backed Securities (16.1%), Collateralized Mortgage Obligations (16.0%) and Asset-Backed Securities (8.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Core Bond Fund 2015 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Core Bond Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2015 and December 31, 2014 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Core Bond Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2015 and held for the six months ended December 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.56%	$1,000.00	$1,005.60	0.93%	$4.70	Class A	5.00%	$1,000.00	$1,020.52	0.93%	$4.74
Class C	0.32	1,000.00	1,003.20	1.57	7.93	Class C	5.00	1,000.00	1,017.29	1.57	7.98
Class C1	0.44	1,000.00	1,004.40	1.17	5.91	Class C1	5.00	1,000.00	1,019.31	1.17	5.96
Class FI	0.63	1,000.00	1,006.30	0.79	4.00	Class FI	5.00	1,000.00	1,021.22	0.79	4.02
Class R	0.45	1,000.00	1,004.50	1.15	5.81	Class R	5.00	1,000.00	1,019.41	1.15	5.85
Class I	0.80	1,000.00	1,008.00	0.45	2.28	Class I	5.00	1,000.00	1,022.94	0.45	2.29
Class IS	0.81	1,000.00	1,008.10	0.43	2.18	Class IS	5.00	1,000.00	1,023.04	0.43	2.19

Western Asset Core Bond Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Bond Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/15	0.75%	0.09%	0.44%	0.84%	0.51%	1.21%	1.22%
Five Years Ended 12/31/15	N/A	N/A	N/A	3.91	N/A	4.18	4.25
Ten Years Ended 12/31/15	N/A	N/A	N/A	4.81	N/A	5.08	N/A
Inception* through 12/31/15	2.52	1.80	1.37	—	2.26	—	6.51

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/15	-3.56%	-0.89%	-0.55%	0.84%	0.51%	1.21%	1.22%
Five Years Ended 12/31/15	N/A	N/A	N/A	3.91	N/A	4.18	4.25
Ten Years Ended 12/31/15	N/A	N/A	N/A	4.81	N/A	5.08	N/A
Inception* through 12/31/15	1.31	1.80	1.37	—	2.26	—	6.51

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/15)	9.59%
Class C (Inception date of 4/30/12 through 12/31/15)	6.77
Class C1 (Inception date of 10/3/12 through 12/31/15)	4.50
Class FI (12/31/05 through 12/31/15)	60.02
Class R (Inception date of 4/30/12 through 12/31/15)	8.55
Class I (12/31/05 through 12/31/15)	64.18
Class IS (Inception date of 8/29/08 through 12/31/15)	58.92

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 3, 2012, July 22, 1999, April 30, 2012, September 4, 1990 and August 29, 2008, respectively.

Western Asset Core Bond Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Core Bond Fund vs. Barclays U.S. Aggregate Index† —

December 2005 - December 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Core Bond Fund on December 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Core Bond Fund 2015 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

Western Asset Core Bond Fund 2015 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAC	— Western Asset Core Bond Fund

12	Western Asset Core Bond Fund 2015 Annual Report

Schedule of investments

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 27.1%
Consumer Discretionary — 1.8%
Automobiles — 0.6%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	$3,950,000	$3,984,168	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	6,950,000	6,551,285
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,020,000	1,201,338
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	5,710,000	5,671,383
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	5,230,000	5,832,161
General Motors Co., Senior Notes	6.250%	10/2/43	3,514,000	3,712,668
Hyundai Capital America, Senior Notes	2.125%	10/2/17	1,160,000	1,153,126	(a)
Total Automobiles				28,106,129
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp., Senior Notes	3.700%	1/30/26	3,230,000	3,227,345
Internet & Catalog Retail — 0.1%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	4,110,000	4,376,891
QVC Inc., Senior Secured Notes	5.950%	3/15/43	100,000	84,831
Total Internet & Catalog Retail				4,461,722
Media — 1.0%
21st Century Fox America Inc., Senior Notes	6.200%	12/15/34	40,000	45,418
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	660,000	766,960
CCO Safari II LLC, Senior Secured Notes	4.464%	7/23/22	2,220,000	2,212,252	(a)
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	380,000	383,926	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	5,460,000	5,468,949	(a)
Comcast Corp., Notes	5.875%	2/15/18	900,000	980,252
Comcast Corp., Senior Notes	6.300%	11/15/17	2,260,000	2,458,844
Comcast Corp., Senior Notes	3.375%	2/15/25	320,000	322,951
Comcast Corp., Senior Notes	3.375%	8/15/25	2,910,000	2,946,002
Comcast Corp., Senior Notes	4.200%	8/15/34	430,000	425,954
Comcast Corp., Senior Notes	5.650%	6/15/35	2,980,000	3,468,040
Comcast Corp., Senior Notes	6.950%	8/15/37	1,130,000	1,474,517
Comcast Corp., Senior Notes	6.550%	7/1/39	300,000	377,837
Comcast Corp., Senior Notes	6.400%	3/1/40	430,000	533,682
COX Communications Inc., Senior Notes	4.700%	12/15/42	70,000	53,125	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	3,530,000	3,527,797	(a)
NBCUniversal Media LLC, Senior Notes	4.375%	4/1/21	2,110,000	2,291,945
Time Warner Cable Inc., Debentures	7.300%	7/1/38	450,000	487,871
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	1,350,000	1,366,181
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	2,830,000	3,249,689
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	2,720,000	2,777,327

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	13

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	$910,000	$913,279
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	1,200,000	1,137,199
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	1,230,000	1,111,483
Time Warner Inc., Senior Debentures	7.700%	5/1/32	5,740,000	7,164,450
Time Warner Inc., Senior Notes	4.750%	3/29/21	2,260,000	2,429,254
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	237,631
Time Warner Inc., Senior Notes	6.250%	3/29/41	340,000	377,595
Viacom Inc., Senior Notes	4.250%	9/1/23	720,000	696,084
Viacom Inc., Senior Notes	3.875%	4/1/24	360,000	337,335
Total Media				50,023,829
Total Consumer Discretionary				85,819,025
Consumer Staples — 2.5%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,420,000	4,890,978
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	2,130,000	2,331,470
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	3,540,000	3,405,778
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	860,000	939,114
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	3,250,000	3,221,351
Heineken NV, Senior Notes	1.400%	10/1/17	770,000	766,973	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	410,000	412,254
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	114,832
PepsiCo Inc., Senior Notes	4.000%	3/5/42	480,000	463,346
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	10,200,000	10,574,167	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	290,000	292,146	(a)
Total Beverages				27,412,409
Food & Staples Retailing — 0.5%
CVS Health Corp., Senior Notes	2.750%	12/1/22	210,000	204,605
CVS Health Corp., Senior Notes	3.875%	7/20/25	1,930,000	1,969,719
CVS Health Corp., Senior Notes	4.875%	7/20/35	2,350,000	2,426,354
CVS Health Corp., Senior Notes	5.750%	5/15/41	180,000	201,996
CVS Health Corp., Senior Notes	5.125%	7/20/45	5,040,000	5,309,292
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	6,952,663	7,635,324
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	557,616	637,547
Kroger Co., Senior Notes	6.900%	4/15/38	1,080,000	1,334,398
Kroger Co., Senior Notes	5.150%	8/1/43	180,000	188,571
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	458,911
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,850,000	3,573,658
Total Food & Staples Retailing				23,940,375

See Notes to Financial Statements.

14	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — 0.5%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	$2,168,000	$2,373,832
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	2,950,000	2,982,291
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	1,380,000	1,466,905	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	3,080,000	3,108,675	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	1,760,000	1,803,153	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	1,870,000	1,953,978	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	2,990,000	3,082,077
Tyson Foods Inc., Senior Bonds	3.950%	8/15/24	1,075,000	1,103,712
Tyson Foods Inc., Senior Bonds	5.150%	8/15/44	4,280,000	4,469,185
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	680,000	681,815	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	1,830,000	1,846,935	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	740,000	754,414	(a)
Total Food Products				25,626,972
Tobacco — 0.9%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,230,000	3,953,452
Altria Group Inc., Senior Notes	4.750%	5/5/21	4,350,000	4,719,841
Altria Group Inc., Senior Notes	2.850%	8/9/22	3,620,000	3,529,069
Altria Group Inc., Senior Notes	9.950%	11/10/38	200,000	320,573
Altria Group Inc., Senior Notes	10.200%	2/6/39	620,000	1,016,709
Altria Group Inc., Senior Notes	5.375%	1/31/44	3,770,000	4,055,163
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	1,750,000	1,770,918
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	2,600,000	2,547,498
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	1,570,000	1,558,101
Reynolds American Inc., Senior Notes	7.750%	6/1/18	80,000	90,207
Reynolds American Inc., Senior Notes	8.125%	6/23/19	5,000,000	5,883,585
Reynolds American Inc., Senior Notes	3.250%	6/12/20	1,880,000	1,910,650
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,460,000	1,443,606
Reynolds American Inc., Senior Notes	6.150%	9/15/43	1,240,000	1,406,662
Reynolds American Inc., Senior Notes	5.850%	8/15/45	6,140,000	6,826,084
Total Tobacco				41,032,118
Total Consumer Staples				118,011,874
Energy — 3.4%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	450,000	508,060
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,920,000	1,899,177
Ensco PLC, Senior Notes	5.200%	3/15/25	2,064,000	1,468,889
Halliburton Co., Senior Bonds	3.800%	11/15/25	3,990,000	3,885,151
Halliburton Co., Senior Notes	2.700%	11/15/20	1,320,000	1,304,751

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	15

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Petrofac Ltd., Senior Notes	3.400%	10/10/18	$3,730,000	$3,542,814	(a)
Pride International Inc., Senior Notes	6.875%	8/15/20	620,000	575,672
Transocean Inc., Senior Notes	5.800%	12/15/16	720,000	698,400
Transocean Inc., Senior Notes	3.000%	10/15/17	4,370,000	3,875,644
Total Energy Equipment & Services				17,758,558
Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	433,000	444,932
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	5,320,000	5,578,669
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	160,000	181,784
Anadarko Petroleum Corp., Senior Notes	4.500%	7/15/44	22,420,000	17,164,348
Apache Corp., Senior Notes	3.250%	4/15/22	1,320,000	1,257,220
Apache Corp., Senior Notes	6.000%	1/15/37	520,000	502,234
Apache Corp., Senior Notes	5.100%	9/1/40	4,370,000	3,735,537
Apache Corp., Senior Notes	4.750%	4/15/43	8,570,000	7,161,863
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	2,250,000	2,178,898
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	160,000	163,204
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,140,000	2,113,329
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	8,420,000	8,014,543
Conoco Funding Co., Senior Bonds	7.250%	10/15/31	350,000	402,823
ConocoPhillips Co., Senior Notes	4.300%	11/15/44	4,290,000	3,565,089
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	1,670,000	1,912,803
Devon Energy Corp., Senior Notes	3.250%	5/15/22	420,000	357,016
Devon Energy Corp., Senior Notes	5.850%	12/15/25	3,400,000	3,306,650
Devon Energy Corp., Senior Notes	5.600%	7/15/41	2,390,000	1,806,429
Devon Energy Corp., Senior Notes	5.000%	6/15/45	7,130,000	5,403,848
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	830,000	851,299
Ecopetrol SA, Senior Notes	5.375%	6/26/26	4,490,000	3,827,725
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,910,000	2,066,100
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,010,000	2,902,016
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	570,000	506,931
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	514,000	331,530
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.875%	2/15/23	687,000	432,810
Hess Corp., Notes	8.125%	2/15/19	430,000	487,352
Kerr-McGee Corp., Notes	6.950%	7/1/24	690,000	741,270
Noble Energy Inc., Senior Notes	4.150%	12/15/21	4,970,000	4,816,631
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	1,720,000	1,681,770

See Notes to Financial Statements.

16	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	$2,050,000	$1,988,473
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	2,723,000	2,137,555
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	10,510,000	7,829,950
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	3,440,000	2,270,400
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	3,070,000	2,202,725
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	13,833,000	12,363,244
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	7,730,000	6,542,525
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	3,280,000	3,237,626	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	2,560,000	2,526,154	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,240,000	3,479,860
Shell International Finance BV, Senior Notes	4.125%	5/11/35	1,620,000	1,546,334
Shell International Finance BV, Senior Notes	4.375%	5/11/45	2,800,000	2,643,388
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	2,190,000	2,208,641	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	5,400,000	5,578,972	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	2,373,000	1,641,753
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	400,000	360,003
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	26,000	18,413
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,103,000	831,294
Total Oil, Gas & Consumable Fuels				143,303,963
Total Energy				161,062,521
Financials — 11.4%
Banks — 7.4%
Bank of America Corp., Notes	6.875%	4/25/18	740,000	816,410
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,030,000	1,060,041
Bank of America Corp., Senior Notes	3.875%	3/22/17	1,150,000	1,175,144
Bank of America Corp., Senior Notes	5.750%	12/1/17	540,000	577,665
Bank of America Corp., Senior Notes	2.600%	1/15/19	2,400,000	2,407,822
Bank of America Corp., Senior Notes	5.625%	7/1/20	400,000	444,308
Bank of America Corp., Senior Notes	3.300%	1/11/23	7,130,000	7,018,237
Bank of America Corp., Senior Notes	4.100%	7/24/23	5,570,000	5,759,174
Bank of America Corp., Senior Notes	4.000%	4/1/24	3,500,000	3,579,502
Bank of America Corp., Senior Notes	3.875%	8/1/25	3,660,000	3,715,368
Bank of America Corp., Senior Notes	5.000%	1/21/44	14,040,000	14,653,408
Bank of America Corp., Senior Notes	4.875%	4/1/44	7,480,000	7,745,196
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	6,040,000	5,992,755
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	3,210,000	3,142,359
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	3,000,000	2,969,502
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	3,010,000	3,415,447

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	17

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	$1,540,000	$1,642,666	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,580,000	4,637,518	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	2,460,000	2,489,222
BNP Paribas SA, Senior Notes	2.700%	8/20/18	5,920,000	6,004,893
BPCE SA, Subordinated Notes	5.150%	7/21/24	5,071,000	5,113,617	(a)
Citigroup Inc., Senior Notes	3.300%	4/27/25	15,960,000	15,674,204
Citigroup Inc., Senior Notes	8.125%	7/15/39	340,000	487,654
Citigroup Inc., Senior Notes	4.650%	7/30/45	13,290,000	13,486,665
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	5,080,000	5,130,841
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	2,065,000	2,030,343
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	3,040,000	3,299,902
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	1,500,000	1,492,596
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	4,240,000	4,211,927
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	460,000	542,862
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	1,196,000	1,359,756
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	1,190,000	1,459,138
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,500,000	1,560,262
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	160,000	174,688	(a)
Compass Bank, Subordinated Notes	3.875%	4/10/25	2,000,000	1,833,140
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Junior Subordinated Notes	11.000%	6/30/19	4,838,000	5,972,511	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Senior Notes	3.375%	5/21/25	14,740,000	14,594,192
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.625%	12/1/23	3,930,000	4,095,630
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	4.375%	8/4/25	4,400,000	4,475,033
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.750%	12/1/43	1,210,000	1,352,563
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.250%	8/4/45	2,120,000	2,221,527
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	7,210,000	8,075,200	(a)(b)(c)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	440,000	479,888	(a)
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	2,140,000	2,147,760
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	5,100,000	5,061,276
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	4,300,000	4,461,783
ING Bank NV, Subordinated Notes	5.800%	9/25/23	4,090,000	4,443,662	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	1/15/16	1,330,000	1,330,664
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	11,680,000	11,491,356	(a)

See Notes to Financial Statements.

18	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	$9,000,000	$8,505,000	(b)(c)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	2,041,000	2,062,098
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	6,779,000	7,191,461
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	600,000	638,540
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	4,685,000	4,961,298
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	2,550,000	2,506,183
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	7,050,000	7,030,563
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	3,190,000	3,182,376
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	4,460,000	4,459,144
Lloyds Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	114,028	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	5,270,000	5,687,236	(a)
Royal Bank of Canada, Senior Secured Bonds	1.875%	2/5/20	7,660,000	7,520,328
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/30/17	500,000	522,500	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	3,800,000	4,216,020
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	3,230,000	3,272,491
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	5,045,000	5,201,713
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	8,880,000	8,887,166	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	400,000	400,212	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	3,560,000	3,556,308	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/1/16	31,840,000	30,669,880	(b)(c)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,770,000	10,342,571
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,110,000	1,123,874
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	1,610,000	1,603,141
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	600,000	654,079
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	2,020,000	2,024,759
Wells Fargo & Co., Subordinated Notes	4.125%	8/15/23	150,000	155,786
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	9,095,000	9,290,852
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	480,000	513,720
Wells Fargo & Co., Subordinated Notes	5.606%	1/15/44	1,700,000	1,888,528
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	890,000	865,861
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	2,820,000	2,845,149
Wells Fargo Bank NA, Subordinated Notes	6.000%	11/15/17	880,000	949,103
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	8,000	8,080
Total Banks				350,157,325
Capital Markets — 1.4%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	730,000	786,157
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	3,900,000	3,845,735	(a)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	19

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Credit Suisse NY, Senior Notes	3.625%	9/9/24	$2,970,000	$2,993,356
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	2/1/16	700,000	493,500	(b)(c)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	2,820,000	2,801,323
Goldman Sachs Group Inc., Senior Notes	2.900%	7/19/18	3,650,000	3,721,343
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	5,640,000	6,195,782
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	429,442
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	910,000	1,006,114
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	320,000	363,911
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,130,000	1,159,809
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	1,510,000	1,540,895
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	6,120,000	7,299,948
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	7,725,000	8,023,764
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	2,840,000	2,818,294
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,000,000	1,168,936
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	10,510,000	10,209,267
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	370,000	385,746	(a)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	2/1/16	1,430,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	13,380,000	0	*(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	31,220,000	0	*(d)(e)(f)(g)
Morgan Stanley, Medium-Term Notes	0.765%	10/18/16	3,100,000	3,093,626	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	560,000	580,059
Morgan Stanley, Senior Notes	5.950%	12/28/17	1,400,000	1,505,458
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,040,000	2,269,734
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	3,570,000	3,745,655
State Street Corp., Senior Notes	3.300%	12/16/24	1,470,000	1,483,883
Total Capital Markets				67,921,737
Consumer Finance — 0.5%
American Express Co., Senior Notes	2.650%	12/2/22	11,000	10,656
American Express Co., Subordinated Debentures	6.800%	9/1/66	4,250,000	4,281,875	(b)
Capital One Financial Corp., Subordinated Notes	6.150%	9/1/16	2,490,000	2,565,659
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	5,080,000	5,830,194
Navient Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	8,050,000	5,393,500
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	4,970,000	4,955,403
Total Consumer Finance				23,037,287
Diversified Financial Services — 1.1%
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	219,428
CME Group Inc., Senior Notes	5.300%	9/15/43	1,195,000	1,368,197

See Notes to Financial Statements.

20	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
GE Capital International Funding Co., Senior Notes	2.342%	11/15/20	$8,744,000	$8,671,075	(a)
GE Capital International Funding Co., Senior Notes	4.418%	11/15/35	2,619,000	2,672,642	(a)
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	1,063,000	1,153,967
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	1,355,000	1,488,300
General Electric Capital Corp., Senior Notes	5.875%	1/14/38	770,000	942,142
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	7,665,000	10,447,947
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	10,550,000	11,017,365	(b)
General Electric Capital Corp., Subordinated Notes	5.300%	2/11/21	670,000	755,506
ILFC E-Capital Trust II, Bonds	4.740%	12/21/65	4,180,000	3,845,600	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	5,260,000	5,404,650	(a)
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	3,640,000	3,909,633	(a)
Nationwide Building Society, Senior Notes	3.900%	7/21/25	1,770,000	1,825,743	(a)
Total Diversified Financial Services				53,722,195
Insurance — 0.6%
ACE INA Holdings Inc., Senior Notes	2.300%	11/3/20	1,160,000	1,151,658
ACE INA Holdings Inc., Senior Notes	3.350%	5/3/26	1,550,000	1,545,251
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	5,673,000	6,197,753
American International Group Inc., Senior Notes	3.750%	7/10/25	730,000	723,474
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	702,040
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	8,147,000	8,900,597
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	2,810,000	3,474,225	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	4,408,000	4,452,459	(a)
Total Insurance				27,147,457
Real Estate Investment Trusts (REITs) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	1,600,000	1,567,669	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	4,730,000	4,703,583	(a)
Total Real Estate Investment Trusts (REITs)				6,271,252
Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	8,820,000	8,968,670
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	3,160,000	3,212,601
Total Thrifts & Mortgage Finance				12,181,271
Total Financials				540,438,524

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	21

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 2.2%
Biotechnology — 0.8%
AbbVie Inc., Senior Notes	1.750%	11/6/17	$2,730,000	$2,724,701
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	3,330,000	3,286,493
Amgen Inc., Senior Notes	3.875%	11/15/21	2,700,000	2,813,062
Celgene Corp., Senior Notes	3.550%	8/15/22	2,650,000	2,675,761
Celgene Corp., Senior Notes	3.625%	5/15/24	600,000	590,101
Celgene Corp., Senior Notes	3.875%	8/15/25	7,750,000	7,718,612
Celgene Corp., Senior Notes	5.250%	8/15/43	1,150,000	1,175,018
Celgene Corp., Senior Notes	5.000%	8/15/45	6,030,000	6,053,445
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	3,280,000	3,359,766
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	3,640,000	3,670,864
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	1,650,000	1,613,971
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	2,620,000	2,651,508
Total Biotechnology				38,333,302
Health Care Equipment & Supplies — 0.5%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	2,970,000	2,995,322
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	3,700,000	3,732,971
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,460,000	2,648,923
Medtronic Inc., Senior Notes	3.125%	3/15/22	40,000	40,405
Medtronic Inc., Senior Notes	3.500%	3/15/25	5,470,000	5,514,690
Medtronic Inc., Senior Notes	4.625%	3/15/45	3,520,000	3,630,718
Zimmer Biomet Holdings Inc., Senior Notes	4.450%	8/15/45	4,040,000	3,715,269
Total Health Care Equipment & Supplies				22,278,298
Health Care Providers & Services — 0.3%
Anthem Inc., Notes	7.000%	2/15/19	992,000	1,114,424
Anthem Inc., Senior Notes	5.875%	6/15/17	738,000	780,106
Anthem Inc., Senior Notes	3.125%	5/15/22	2,040,000	2,002,119
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	400,000	374,124
Humana Inc., Senior Notes	3.150%	12/1/22	750,000	729,061
Humana Inc., Senior Notes	4.625%	12/1/42	870,000	817,578
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,610,000	1,703,826
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	1,140,000	1,175,199
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	650,000	766,995
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,760,000	2,044,346
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	1,980,000	2,085,514
Total Health Care Providers & Services				13,593,292
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	1,190,000	1,208,377

See Notes to Financial Statements.

22	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Life Sciences Tools & Services — continued
Thermo Fisher Scientific Inc., Senior Notes	5.300%	2/1/44	$400,000	$427,406
Total Life Sciences Tools & Services				1,635,783
Pharmaceuticals — 0.6%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	2,090,000	2,092,280
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	2,940,000	2,924,986
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	1,210,000	1,175,947
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	1,590,000	1,550,322
Baxalta Inc., Senior Notes	5.250%	6/23/45	4,330,000	4,344,605	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	3,050,000	3,073,693
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	2,250,000	2,190,393
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	3,970,000	3,870,321
Perrigo Finance PLC, Senior Notes	3.900%	12/15/24	1,750,000	1,688,491
Pfizer Inc., Senior Notes	6.200%	3/15/19	150,000	168,749
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,080,000	2,864,489
Wyeth LLC, Notes	5.950%	4/1/37	1,510,000	1,795,438
Zoetis Inc., Senior Notes	3.250%	2/1/23	680,000	649,295
Total Pharmaceuticals				28,389,009
Total Health Care				104,229,684
Industrials — 1.4%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	280,481
Boeing Co., Senior Notes	4.875%	2/15/20	4,440,000	4,944,899
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	1,190,000	1,189,213
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	2,750,000	2,759,677
Raytheon Co., Senior Notes	3.125%	10/15/20	1,280,000	1,326,825
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	22,232
Total Aerospace & Defense				10,523,327
Air Freight & Logistics — 0.1%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,250,000	4,418,389
Airlines — 0.3%
Air 2 US, Notes	8.027%	10/1/19	1,875,219	2,006,484	(a)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.648%	9/15/17	83,709	85,643
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	737,203	757,476
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.820%	5/1/18	254,082	266,786
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	1,191,384	1,239,039

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	23

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	$174,336	$200,800
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	2,529,805	2,757,487
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,743,744
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	63,099	66,570
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	4,113,596	4,360,412
Total Airlines				14,484,441
Building Products — 0.1%
Masco Corp., Senior Notes	6.125%	10/3/16	4,120,000	4,243,518
Commercial Services & Supplies — 0.1%
Waste Management Inc., Senior Notes	4.600%	3/1/21	940,000	1,013,867
Waste Management Inc., Senior Notes	3.500%	5/15/24	1,180,000	1,189,460
Waste Management Inc., Senior Notes	7.375%	5/15/29	340,000	440,758
Total Commercial Services & Supplies				2,644,085
Electrical Equipment — 0.3%
ABB Finance USA Inc., Senior Notes	4.375%	5/8/42	340,000	337,473
Eaton Corp., Senior Notes	1.500%	11/2/17	1,150,000	1,142,740
Eaton Corp., Senior Notes	2.750%	11/2/22	6,830,000	6,608,995
Eaton Corp., Senior Notes	4.150%	11/2/42	4,340,000	4,002,022
Total Electrical Equipment				12,091,230
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	4.500%	3/11/44	2,894,000	2,978,308
Machinery — 0.0%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	1,530,000	1,536,629
John Deere Capital Corp., Senior Notes	1.700%	1/15/20	780,000	759,968
Total Machinery				2,296,597
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC, Senior Bonds	4.550%	9/1/44	140,000	135,150
Burlington Northern Santa Fe LLC, Senior Notes	3.850%	9/1/23	6,895,000	7,161,354
Total Road & Rail				7,296,504
Trading Companies & Distributors — 0.1%
Aviation Capital Group Corp., Senior Notes	6.750%	4/6/21	3,950,000	4,424,000	(a)
Total Industrials				65,400,399
Information Technology — 0.6%
IT Services — 0.3%
MasterCard Inc., Senior Notes	3.375%	4/1/24	3,100,000	3,168,017
Visa Inc., Senior Notes	2.200%	12/14/20	1,820,000	1,816,613
Visa Inc., Senior Notes	3.150%	12/14/25	9,210,000	9,221,383

See Notes to Financial Statements.

24	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
IT Services — continued
Visa Inc., Senior Notes	4.300%	12/14/45	$1,270,000	$1,288,490
Total IT Services				15,494,503
Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp., Senior Notes	3.700%	7/29/25	950,000	982,637
Intel Corp., Senior Notes	4.900%	7/29/45	1,340,000	1,416,329
KLA-Tencor Corp., Senior Notes	4.125%	11/1/21	5,875,000	5,883,531
Total Semiconductors & Semiconductor Equipment				8,282,497
Software — 0.1%
Oracle Corp., Senior Notes	1.200%	10/15/17	4,460,000	4,462,364
Total Information Technology				28,239,364
Materials — 1.2%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	750,000	800,827
OCP SA, Senior Notes	4.500%	10/22/25	4,690,000	4,362,300	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	690,000	748,019
PPG Industries Inc., Senior Notes	6.650%	3/15/18	55,000	60,244
Total Chemicals				5,971,390
Metals & Mining — 1.0%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	91,000	93,102
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	787,000	675,136
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	3,840,000	3,448,055
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	550,000	605,848
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	7,180,000	6,744,188
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	2,080,000	1,869,512
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	5,950,000	5,741,750	(a)(b)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	4,780,000	2,868,000
Glencore Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	600,000	597,750	(a)
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	3,930,000	3,595,950	(a)
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	1,050,000	876,750	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	8,810,000	6,871,800	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	3,673,000	3,600,469
Southern Copper Corp., Senior Notes	5.250%	11/8/42	7,470,000	5,391,316
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	7,104,000	4,965,980
Total Metals & Mining				47,945,606
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	2,220,000	2,259,476
Total Materials				56,176,472

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	25

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.7%
AT&T Inc., Global Notes	5.800%	2/15/19	$3,000,000	$3,309,753
AT&T Inc., Senior Notes	4.450%	5/15/21	740,000	787,622
AT&T Inc., Senior Notes	3.400%	5/15/25	15,130,000	14,541,292
AT&T Inc., Senior Notes	5.550%	8/15/41	3,020,000	3,034,710
AT&T Inc., Senior Notes	4.350%	6/15/45	1,790,000	1,531,293
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	5,620,000	5,492,375	(a)
CenturyLink Inc., Senior Notes	6.000%	4/1/17	4,120,000	4,264,200
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	4,515,000	4,556,714
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	480,000	527,536
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,020,000	1,113,692
Verizon Communications Inc., Senior Notes	2.500%	9/15/16	2,160,000	2,176,855
Verizon Communications Inc., Senior Notes	4.500%	9/15/20	670,000	719,853
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	3,120,000	2,953,330
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,960,000	2,154,679
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	3,568,000	4,064,944
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	23,506,000	27,906,558
Total Diversified Telecommunication Services				79,135,406
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,910,000	3,105,121
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	2,080,000	2,257,073
America Movil SAB de CV, Senior Notes	3.125%	7/16/22	5,062,000	4,974,012
Total Wireless Telecommunication Services				10,336,206
Total Telecommunication Services				89,471,612
Utilities — 0.7%
Electric Utilities — 0.6%
Berkshire Hathaway Energy Co., Senior Bonds	6.500%	9/15/37	630,000	766,727
Duke Energy Corp., Senior Notes	3.550%	9/15/21	870,000	888,488
Exelon Corp., Bonds	5.625%	6/15/35	515,000	549,612
FirstEnergy Corp., Notes	7.375%	11/15/31	7,665,000	9,335,840
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	1,270,000	1,275,780
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	4,270,000	4,344,260
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	2,270,000	2,539,562	(h)
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,290,000	1,519,930
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	260,000	302,189
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	4,720,000	5,487,887
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,220,000	1,197,330
Total Electric Utilities				28,207,605

See Notes to Financial Statements.

26	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Gas Utilities — 0.1%
Southern Natural Gas Co., LLC, Senior Notes	5.900%	4/1/17	$30,000	$30,506	(a)
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	4,850,000	4,762,622
Total Gas Utilities				4,793,128
Total Utilities				33,000,733
Total Corporate Bonds & Notes (Cost — $1,341,664,916)				1,281,850,208
Asset-Backed Securities — 8.1%
321 Henderson Receivables LLC, 2014-1A A	3.960%	3/15/63	1,244,668	1,285,815	(a)
321 Henderson Receivables LLC, 2014-3A A	3.500%	6/15/77	4,584,877	4,494,467	(a)
Airspeed Ltd., 2007-1A G1W	0.601%	4/15/24	10,493,490	8,814,531	(a)(b)
ALM Loan Funding, 2015-12A A1	1.867%	4/16/27	7,500,000	7,436,250	(a)(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.457%	7/25/32	886,240	856,000	(b)
Apidos CLO, 2013-16A B	3.115%	1/19/25	4,550,000	4,380,717	(a)(b)
Apidos CLO, 2014-18A A1	1.732%	7/22/26	3,000,000	2,969,892	(a)(b)
Apollo Credit Funding Ltd., 2004A A2	2.006%	4/15/27	3,750,000	3,631,875	(a)(b)
Argent Securities Inc., 2006-W4 A2B	0.532%	5/25/36	123,065	43,169	(b)
Arrowpoint CLO Ltd., 2014-2A A1L	2.002%	3/12/26	7,900,000	7,794,890	(a)(b)
Atrium CDO Corp., 2009-A A	1.712%	2/28/24	4,250,000	4,201,975	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2013-1A A	1.920%	9/20/19	1,840,000	1,826,204	(a)
Avis Budget Rental Car Funding AESOP LLC, 2013-2A A	2.970%	2/20/20	2,100,000	2,137,241	(a)
Avis Budget Rental Car Funding AESOP LLC, 2014-2A A	2.500%	2/20/21	3,550,000	3,542,355	(a)
Bayview Financial Acquisition Trust, 2005-B M1	0.644%	4/28/39	255,591	254,053	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-HE10 M1	1.397%	12/25/34	5,980,077	5,613,738	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.992%	9/25/34	52,129	51,241	(b)
BlueMountain CLO Ltd., 2015-3A A1	1.813%	10/20/27	5,250,000	5,161,275	(a)(b)
Brazos Student Finance Corp., 2009-1 AS	3.103%	12/27/39	5,900,000	6,270,213	(b)
Carlyle Global Market Strategies, 2013-4A A1	1.791%	10/15/25	1,000,000	988,031	(a)(b)
Carlyle Global Market Strategies, 2013-4A C	3.121%	10/15/25	1,000,000	974,058	(a)(b)
Carlyle Global Market Strategies, 2015-1A A	1.817%	4/20/27	3,250,000	3,227,900	(a)(b)
CDC Mortgage Capital Trust, 2002-HE1 A	1.042%	1/25/33	212,591	199,781	(b)
Cent CLO LP, 2013-19A A1A	1.654%	10/29/25	6,250,000	6,177,750	(a)(b)
CIFC Funding Ltd., 2014-1A B1	2.315%	4/18/25	5,250,000	5,052,259	(a)(b)
CIFC Funding Ltd., 2014-2A A1L	1.862%	5/24/26	4,250,000	4,199,621	(a)(b)
Commonbond Student Loan Trust, 2015-A A1	3.200%	6/25/32	2,995,106	2,993,638	(a)
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	10,520,000	10,520,000	(a)(f)
Conseco Financial Corp., 1996-5 B1	8.100%	7/15/26	19,654	486	(b)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	1.042%	9/25/33	345,395	319,383	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.762%	12/25/36	584,814	405,832	(a)(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	27

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Covenant Credit Partners CLO I Ltd., 2014-1A A	1.797%	7/20/26	$1,250,000	$1,230,923	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.324%	2/3/29	17,002	16,936	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.236%	10/25/36	3,715,000	3,884,952	(a)
DRB Prime Student Loan Trust, 2015-D A2	3.200%	1/25/40	23,000,000	22,344,507	(a)
FBR Securitization Trust, 2005-5 M1	1.112%	11/25/35	10,261,000	9,043,808	(b)
Flatiron CLO Ltd., 2013-1A B	3.065%	1/17/26	1,000,000	958,656	(a)(b)
Galaxy CLO Ltd., 2015-19A A1A	1.870%	1/24/27	4,750,000	4,709,150	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.793%	2/20/32	700,000	643,118	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.697%	3/13/32	1,450,000	1,315,100	(b)
GSAA Home Equity Trust, 2005-6 A3	0.792%	6/25/35	5,127,762	4,920,019	(b)
GSAA Home Equity Trust, 2005-9 2A4	0.852%	8/25/35	6,500,000	5,673,827	(b)
Hertz Vehicle Financing LLC, 2013-1A A2	1.830%	8/25/19	2,430,000	2,397,756	(a)
Hertz Vehicle Financing LLC, 2015-1A A	2.730%	3/25/21	3,900,000	3,861,780	(a)
Hertz Vehicle Financing LLC, 2015-1A B	3.520%	3/25/21	13,200,000	12,825,120	(a)
HSI Asset Securitization Corp. Trust, 2006-OPT3 3A3	0.602%	2/25/36	2,255,246	2,147,070	(b)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.612%	5/25/35	185,122	181,962	(b)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.922%	1/21/31	98,114	91,882	(b)
Long Beach Mortgage Loan Trust, 2001-1 A1	0.842%	4/21/31	7,118,216	6,696,622	(b)
Long Beach Mortgage Loan Trust, 2004-6 A3	1.722%	11/25/34	2,431,280	2,402,135	(b)
Long Beach Mortgage Loan Trust, 2005-2 M4	1.352%	4/25/35	14,730,000	14,337,765	(b)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.582%	10/25/36	2,428,379	984,289	(b)
Magnetite CLO Ltd., 2012-6A CR	3.112%	9/15/23	6,000,000	5,844,000	(a)(b)
MASTR Asset-Backed Securities Trust, 2007-NCW A1	0.722%	5/25/37	8,887,220	7,918,253	(a)(b)
Morgan Stanley Reremic Trust, 2015-R7 1A	4.250%	2/26/29	12,212,692	12,083,237	(a)(b)
Nelnet Student Loan Trust, 2008-2 A4	2.303%	6/26/34	7,500,000	7,551,138	(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.791%	4/15/26	2,060,000	2,037,324	(a)(b)
OHA Loan Funding Ltd., 2014-1A A1	1.817%	10/20/26	5,400,000	5,373,427	(a)(b)
OZLM Ltd., 2014-8A A1A	1.755%	10/17/26	5,000,000	4,950,350	(a)(b)
OZLM Ltd., 2014-8A B	3.315%	10/17/26	1,000,000	976,682	(a)(b)
PPT Home Loan Trust, 2004-1 A	5.690%	8/25/35	4,697,173	4,792,092	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.202%	1/25/31	273,231	193,446	(b)
RAAC Series, 2007-RP2 A	0.571%	2/25/46	221,446	206,086	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	1.102%	3/25/33	61,655	55,008	(b)
Residential Asset Securities Corp., 2001-KS2 AII	0.882%	6/25/31	140,300	130,179	(b)
Saranac CLO Ltd., 2014-2A B	2.420%	2/20/25	750,000	717,524	(a)(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.617%	10/20/23	5,500,000	5,449,516	(a)(b)

See Notes to Financial Statements.

28	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Saxon Asset Securities Trust, 2005-1 M1	1.112%	5/25/35	$3,668,990	$3,496,075	(b)
Shackleton CLO Ltd., 2013-4A B1	2.286%	1/13/25	5,800,000	5,659,541	(a)(b)
SLM Student Loan Trust, 2004-3 A5	0.490%	7/25/23	6,525,290	6,382,630	(b)
SLM Student Loan Trust, 2007-2 A3	0.360%	1/25/19	13,704,749	13,553,058	(b)
SLM Student Loan Trust, 2007-2 A4	0.380%	7/25/22	14,580,000	13,616,622	(b)
SLM Student Loan Trust, 2007-3 A3	0.360%	4/25/19	6,664,999	6,580,429	(b)
SLM Student Loan Trust, 2007-7 B	1.070%	10/25/28	4,150,000	3,301,991	(b)
SLM Student Loan Trust, 2008-5 A4	2.020%	7/25/23	10,430,000	10,491,566	(b)
SLM Student Loan Trust, 2011-A A3	2.831%	1/15/43	3,125,000	3,218,493	(a)(b)
SLM Student Loan Trust, 2012-3 A	1.072%	12/26/25	13,390,338	12,935,795	(b)
SLM Student Loan Trust, 2013-M1 M1	3.500%	10/28/29	1,944,018	1,901,249	(a)
Small Business Administration, 2015-10A 1	2.517%	3/10/25	1,269,459	1,283,612
Small Business Administration Participation Certificates, 2013-20I 1	3.620%	9/1/33	3,511,492	3,732,669
Small Business Administration Participation Certificates, 2013-20L 1	3.380%	12/1/33	2,732,807	2,844,358
Small Business Administration Participation Certificates, 2015-20A 1	2.520%	1/1/35	3,621,447	3,624,256
Small Business Administration Participation Certificates, 2015-20D 1	2.510%	4/1/35	1,273,550	1,268,399
Structured Asset Investment Loan Trust, 2004-1 A3	1.222%	2/25/34	8,917,270	8,490,322	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	1,082,940	1,125,995
Venture CDO Ltd., 2013-15A B1	2.371%	7/15/25	1,500,000	1,452,056	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.821%	4/15/26	8,260,000	8,174,286	(a)(b)
Voya CLO Ltd., 2014-4A A1	1.821%	10/14/26	7,500,000	7,450,222	(a)(b)
Total Asset-Backed Securities (Cost — $386,226,973)				385,353,903
Collateralized Mortgage Obligations — 16.0%
American Home Mortgage Assets, 2006-4 1A12	0.632%	10/25/46	1,129,704	721,403	(b)
American Home Mortgage Investment Trust, 2004-4 1A1	1.102%	2/25/45	2,673,961	2,522,086	(b)
APS Resecuritization Trust, 2015-3 1A	0.837%	10/27/46	24,797,460	23,386,524	(a)(b)
BAMLL Commercial Mortgage Securities Trust, 2015-200P A	3.218%	4/14/33	290,000	287,129	(a)
Banc of America Funding Corp., 2005-E 8A1	2.081%	6/20/35	98,835	62,095	(b)
Banc of America Funding Corp., 2006-H 1A1	2.684%	9/20/46	451,400	374,028	(b)
Banc of America Funding Corp., 2015-R3 3A1	1.003%	4/29/47	11,031,182	10,497,273	(a)(b)
Banc of America Funding Corp., 2015-R3 9A1	0.371%	2/27/37	18,906,340	17,675,537	(a)(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	2.715%	12/25/34	79,740	77,943	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	2.967%	2/25/35	15,831	15,517	(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	3.217%	11/25/34	3,113,461	3,050,506	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	29

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.592%	6/25/47	$4,325,074	$3,330,857	(b)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.415%	1/15/46	695,422	694,519	(b)
CG-CCRE Commercial Mortgage Trust, 2014-FL1 A	1.281%	6/15/31	3,113,234	3,102,491	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-388G A	1.081%	6/15/33	4,870,000	4,819,378	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	1,980,000	2,026,382
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	5,451,000	3,809,913
Commercial Mortgage Pass-Through Certificates, 2012-CR3 A3	2.822%	10/15/45	280,000	276,820
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	440,000	466,151	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.084%	10/10/46	210,000	217,643	(b)
Commercial Mortgage Pass-Through Certificates, 2013-WWP A2	3.424%	3/10/31	441,000	444,799	(a)
Commercial Mortgage Pass-Through Certificates, Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	1,010,000	1,064,243
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	4,530,000	4,728,544	(a)(b)
Commercial Mortgage Trust, 2013-CR13 XA, IO	0.988%	12/10/23	30,860,099	1,497,909	(b)
Commercial Mortgage Trust, 2014-277P A	3.611%	8/10/49	4,180,000	4,256,683	(a)(b)
Commercial Mortgage Trust, 2014-SAVA D	3.431%	6/15/34	4,600,000	4,533,290	(a)(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.413%	3/10/47	22,374,479	1,702,559	(b)
Commercial Mortgage Trust, 2015-LC21 D	4.313%	7/10/48	11,710,000	9,345,158	(b)
Connecticut Avenue Securities, 2014-C03 1M1	1.622%	7/25/24	3,468,759	3,456,174	(b)
Core Industrial Trust, 2015-TEXW D	3.849%	2/10/34	4,480,000	4,375,412	(a)(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.682%	7/25/35	4,414,603	3,702,745	(b)
Countrywide Alternative Loan Trust, 2006-0A08 1A1	0.612%	7/25/46	1,404,391	1,151,850	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.722%	5/25/35	4,622,442	3,984,299	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 2A1	0.642%	5/25/35	2,636,273	1,956,052	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-11 3A3	2.390%	4/25/35	75,898	56,396	(b)
Credit Suisse Mortgage Trust, 2007-C2 AM	5.604%	1/15/49	1,349,000	1,392,276	(b)
Credit Suisse Mortgage Trust, 2015-2R 7A3	3.266%	8/27/36	15,441,744	15,287,327	(a)(b)
Credit Suisse Mortgage Trust, 2015-3R 4A1	0.447%	12/29/35	25,306,884	23,699,342	(a)(b)
Credit Suisse Mortgage Trust, 2015-GLPA A	3.881%	11/15/37	3,210,000	3,312,171	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.872%	6/25/34	480,465	441,775	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 4AF1	0.621%	4/15/36	12,277,914	11,264,986	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.692%	10/19/45	1,686,397	1,431,933	(b)

See Notes to Financial Statements.

30	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	$4,978	$5,196
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	8,513,586	9,354,129
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	5.960%	11/15/36	1,157,178	192,500	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO	6.100%	2/15/37	2,643,568	500,659	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.170%	7/15/37	1,044,935	186,763	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.700%	9/15/37	2,042,559	348,644	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	5.900%	1/15/40	700,669	126,772	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	3,054,829	3,285,084
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	9,466,259	10,557,801
Federal Home Loan Mortgage Corp. (FHLMC), 3947 SG, IO	5.620%	10/15/41	2,888,509	491,057	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.270%	11/15/41	3,550,521	616,553	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.720%	8/15/39	2,043,924	341,601	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4076 SW, IO	5.720%	7/15/42	440,801	103,342	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	4,011,855	462,336
Federal Home Loan Mortgage Corp. (FHLMC), 4097 ST, IO	5.720%	8/15/42	846,944	138,579	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4099 ST, IO	5.670%	8/15/42	3,284,345	686,230	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	2,165,252	293,186
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SE, IO	5.820%	11/15/42	651,322	137,233	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SJ, IO	5.820%	11/15/42	693,678	135,898	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SQ, IO	5.820%	11/15/42	964,178	204,966	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4139 SB, IO	5.820%	12/15/42	12,684,690	2,618,144	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4174 SA, IO	5.870%	5/15/39	1,966,968	319,164	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4194 BI, IO, PAC	3.500%	4/15/43	16,200,954	2,481,811
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	5.920%	9/15/42	1,895,780	314,115	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4239 IO, IO	3.500%	6/15/27	5,042,551	581,380
Federal Home Loan Mortgage Corp. (FHLMC), 4298 PI, IO, PAC	4.000%	4/15/43	4,047,175	617,195
Federal Home Loan Mortgage Corp. (FHLMC), 4310 SA, IO	5.620%	2/15/44	3,929,034	777,040	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4335 SW, IO	5.670%	5/15/44	1,521,865	308,618	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4415 IO, IO	1.953%	4/15/41	3,951,351	282,207	(b)
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	1,169	1,137
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	5,310,678	5,956,785
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 170 B, IO	10.000%	3/1/21	5,551	615
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 283 IO, IO	3.500%	10/15/27	1,220,170	134,589

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	31

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.631%	7/25/21	$6,029,271	$451,186	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.166%	4/25/20	21,383,858	773,632	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 A1	2.061%	10/25/20	3,331,961	3,361,159
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.553%	10/25/21	2,043,070	150,044	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K027 A2	2.637%	1/25/23	3,490,000	3,483,473
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.342%	6/25/21	13,684,859	758,663	(b)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.178%	11/25/36	3,043,401	685,976	(b)
Federal National Mortgage Association (FNMA), 2006-115 EI, IO	6.218%	12/25/36	2,448,160	495,337	(b)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.058%	4/25/40	1,144,790	199,001	(b)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.158%	9/25/40	1,948,891	377,611	(b)
Federal National Mortgage Association (FNMA), 2010-123 PM, PAC	4.000%	7/25/40	6,500,000	6,958,743
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	1,331,299	1,525,369
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.278%	10/25/26	923,641	154,197	(b)
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	703,010	780,420
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	2,573,796	2,909,705
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	1,088,914	1,249,924
Federal National Mortgage Association (FNMA), 2012-070 HS, IO	5.578%	7/25/42	3,605,099	735,358	(b)
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.228%	2/25/41	1,080,142	174,655	(b)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	4,050,377	454,271
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	206,300	186,027
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.228%	3/25/42	3,042,918	516,924	(b)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	154,725	139,501
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.178%	7/25/42	999,096	197,747	(b)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	3,026,054	321,248
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.678%	9/25/42	1,378,011	268,493	(b)

See Notes to Financial Statements.

32	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.728%	11/25/42	$1,704,839	$350,559	(b)
Federal National Mortgage Association (FNMA), 2012-128 SL, IO	5.728%	11/25/42	1,324,782	293,320	(b)
Federal National Mortgage Association (FNMA), 2012-128 SQ, IO	5.728%	11/25/42	2,730,985	631,132	(b)
Federal National Mortgage Association (FNMA), 2012-133 CS, IO	5.728%	12/25/42	2,302,330	436,502	(b)
Federal National Mortgage Association (FNMA), 2012-133 SA, IO	5.728%	12/25/42	678,349	137,060	(b)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.728%	12/25/42	1,810,969	410,791	(b)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	3,432,393	346,429
Federal National Mortgage Association (FNMA), 2012-M14 X1, IO	4.206%	2/25/17	49,759,422	1,272,821	(b)
Federal National Mortgage Association (FNMA), 2013-009 BC	6.500%	7/25/42	4,783,607	5,451,471
Federal National Mortgage Association (FNMA), 2013-009 CB	5.500%	4/25/42	11,086,724	12,325,437
Federal National Mortgage Association (FNMA), 2013-014 IG, IO	4.000%	3/25/43	5,143,651	786,374
Federal National Mortgage Association (FNMA), 2013-019 US, IO	5.728%	3/25/43	1,743,967	381,604	(b)
Federal National Mortgage Association (FNMA), 2013-026 HI, IO	3.000%	4/25/32	4,200,768	459,065
Federal National Mortgage Association (FNMA), 2013-029 QI, IO	4.000%	4/25/43	8,383,137	1,307,474
Federal National Mortgage Association (FNMA), 2013-067 KS, IO	5.678%	7/25/43	1,852,958	411,307	(b)
Federal National Mortgage Association (FNMA), 2013-126 CS, IO	5.728%	9/25/41	5,732,914	835,448	(b)
Federal National Mortgage Association (FNMA), 2014-047 AI, IO	1.964%	8/25/44	21,174,123	1,324,729	(b)
Federal National Mortgage Association (FNMA), 2014-M3 X2, IO	0.125%	1/25/24	136,436,038	992,490	(b)
Federal National Mortgage Association (FNMA), 2015-37 ST, IO	5.198%	6/25/45	9,079,320	1,632,600	(b)
Federal National Mortgage Association (FNMA), 2015-48 SA, IO	5.778%	7/25/45	4,642,138	1,127,699	(b)
Federal National Mortgage Association (FNMA), 2015-48 SB, IO	5.778%	7/25/45	4,185,156	978,183	(b)
Federal National Mortgage Association (FNMA), 2015-56 AS, IO	5.728%	8/25/45	2,139,076	544,855	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	33

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2015-60 SA, IO	5.728%	8/25/45	$3,321,091	$765,974	(b)
Federal National Mortgage Association (FNMA), 2015-M4 X2, IO	0.578%	7/25/22	125,704,837	3,659,494	(b)
Federal National Mortgage Association (FNMA), 2015-M7 X2, IO	0.529%	12/25/24	94,207,841	3,580,670	(b)
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	1	13
Federal National Mortgage Association (FNMA), IO, PAC	1,009.250%	8/25/21	66	1,110
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	4,261	4,151
Federal National Mortgage Association (FNMA) STRIPS, 390 C3, IO	6.000%	7/25/38	1,063,476	217,685
Federal National Mortgage Association (FNMA) STRIPS, 407 22, IO	5.000%	1/25/39	339,104	64,815
Federal National Mortgage Association (FNMA) STRIPS, 407 23, IO	5.000%	1/25/39	170,077	31,217	(b)
Federal National Mortgage Association (FNMA) STRIPS, 407 27, IO	5.500%	1/25/39	163,005	28,568	(b)
Federal National Mortgage Association (FNMA) STRIPS, 407 34, IO	5.000%	1/25/38	229,966	42,644
Federal National Mortgage Association (FNMA) STRIPS, 407 41, IO	6.000%	1/25/38	1,217,936	295,484
Federal National Mortgage Association (FNMA) STRIPS, 409 C01, IO	3.000%	11/25/26	4,835,276	430,284
Federal National Mortgage Association (FNMA) STRIPS, 409 C02, IO	3.000%	4/25/27	5,613,286	580,970
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	3,551,861	745,431
Federal National Mortgage Association (FNMA) STRIPS, 409 C17, IO	4.000%	11/25/41	4,059,821	815,190
Federal National Mortgage Association (FNMA) STRIPS, 409 C18, IO	4.000%	4/25/42	2,824,445	585,296
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	2,275,816	476,535
Federal National Mortgage Association (FNMA) STRIPS, IO	9.500%	2/25/17	446	14
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	56,718,771	570,080	(a)
FREMF Mortgage Trust, 2014-K36 C	4.363%	12/25/46	1,740,000	1,775,050	(a)(b)
FREMF Mortgage Trust, 2014-K503 C	3.009%	10/25/47	840,000	829,216	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.855%	1/25/47	860,000	864,344	(a)(b)
FREMF Mortgage Trust, 2015-K44 B	3.685%	1/25/48	3,730,000	3,321,273	(a)(b)
GE Business Loan Trust, 2007-1A A	0.501%	4/16/35	3,029,305	2,870,390	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	4,853,935	4,849,192	(b)

See Notes to Financial Statements.

34	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2009-106 PD, PAC	4.500%	4/20/38	$3,000,000	$3,232,383
Government National Mortgage Association (GNMA), 2010-031 GS, IO, PAC-1	6.098%	3/20/39	694,615	68,313	(b)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.078%	4/20/40	396,320	65,279	(b)
Government National Mortgage Association (GNMA), 2010-042 PC, PAC	5.000%	7/20/39	5,000,000	5,620,688
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.206%	4/16/34	13,297	53	(b)
Government National Mortgage Association (GNMA), 2010-059 LB, PAC-1	4.500%	10/20/39	2,900,000	3,092,903
Government National Mortgage Association (GNMA), 2010-059 PB, PAC	4.500%	7/20/39	6,602,673	6,977,318
Government National Mortgage Association (GNMA), 2010-076 CS, IO	6.148%	6/20/40	4,614,502	973,111	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO, PAC	6.248%	1/20/40	848,562	116,995	(b)
Government National Mortgage Association (GNMA), 2010-086 PB, PAC	4.500%	10/20/39	17,505,000	18,731,771
Government National Mortgage Association (GNMA), 2010-101 NI, IO, PAC	5.000%	11/20/36	649,273	15,263
Government National Mortgage Association (GNMA), 2010-H03 FA	0.782%	3/20/60	3,270,173	3,266,185	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.232%	5/20/60	1,649,931	1,665,489	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.542%	8/20/58	1,140,437	1,132,124	(b)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.572%	12/20/60	1,647,857	1,626,013	(b)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.592%	12/20/60	3,833,396	3,807,676	(b)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	4,733,781	5,111,594
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.855%	9/16/46	71,841,290	2,793,929	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.692%	1/20/61	2,236,993	2,228,644	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.692%	12/20/60	2,563,358	2,548,418	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.642%	2/20/61	2,209,488	2,198,472	(b)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.672%	3/20/61	4,465,645	4,448,144	(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	35

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H09 AF	0.692%	3/20/61	$3,201,299	$3,189,320	(b)
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.212%	4/16/53	27,300,213	1,548,280	(b)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	5.648%	3/20/42	4,780,633	1,023,041	(b)
Government National Mortgage Association (GNMA), 2012-044 A	2.170%	4/16/41	3,040,606	3,057,264
Government National Mortgage Association (GNMA), 2012-044 IO, IO	0.688%	3/16/49	17,952,401	722,381	(b)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	3,688,872	406,013
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	762,517	59,461
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.756%	8/16/42	2,399,893	388,471	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.448%	2/16/53	18,437,902	687,465	(b)
Government National Mortgage Association (GNMA), 2012-124 AS, IO	5.856%	10/16/42	2,233,740	426,264	(b)
Government National Mortgage Association (GNMA), 2013-002 IO, IO	0.577%	5/16/54	22,604,539	938,554	(b)
Government National Mortgage Association (GNMA), 2013-063 IO, IO	0.769%	9/16/51	66,918,155	3,957,051	(b)
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.072%	9/16/44	21,996,858	1,447,237	(b)
Government National Mortgage Association (GNMA), 2013-163, IO	1.180%	2/16/46	28,381,313	1,972,442	(b)
Government National Mortgage Association (GNMA), 2013-178 IO, IO	0.921%	6/16/55	15,198,420	853,572	(b)
Government National Mortgage Association (GNMA), 2013-188 CI, IO	3.500%	3/20/39	11,814,273	924,470
Government National Mortgage Association (GNMA), 2014-005 SP, IO, PAC	5.806%	6/16/43	3,196,957	453,780	(b)
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.211%	2/16/48	10,528,749	678,721	(b)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	0.953%	9/16/55	20,013,984	1,271,538	(b)
Government National Mortgage Association (GNMA), 2014-089 IO, IO	0.929%	1/16/57	13,805,073	1,130,388	(b)
Government National Mortgage Association (GNMA), 2014-118 HS, IO	5.798%	8/20/44	16,702,108	3,903,946	(b)
Government National Mortgage Association (GNMA), 2014-160 EI, IO	4.000%	7/16/26	6,143,331	646,103

See Notes to Financial Statements.

36	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2014-175 AB	2.600%	6/16/47	$2,493,635	$2,521,570
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.867%	8/16/54	51,570,822	3,400,570	(b)
Government National Mortgage Association (GNMA), 2015-073 IO, IO	0.895%	11/16/55	38,443,633	2,761,502	(b)
Government National Mortgage Association (GNMA), 2015-085 AB	2.800%	2/16/47	10,603,711	10,775,628	(b)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	6,247,346	1,433,855
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.862%	6/25/45	3,232,980	2,844,354	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.682%	10/25/45	648,991	561,021	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	1,120,000	1,210,462	(b)
GS Mortgage Securities Trust, 2014-GC24 D	4.529%	9/10/47	2,500,000	1,971,800	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.772%	1/25/35	163,444	137,429	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.772%	3/25/35	6,947,604	5,959,862	(a)(b)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	209,485	211,586
HarborView Mortgage Loan Trust, 2005-9 2A1A	0.742%	6/20/35	475,027	446,388	(b)
HarborView Mortgage Loan Trust, 2005-9 2A1B	0.772%	6/20/35	10,024,474	9,131,665	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.872%	7/25/34	181,166	179,778	(b)
IMPAC Secured Assets Corp., 2006-2 2A1	0.772%	8/25/36	462,257	451,722	(b)
IMPAC Secured Assets Corp., 2007-2 2A	0.672%	4/25/37	3,495,071	3,224,583	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	2.582%	9/25/35	43,146	36,676	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	940,000	977,364	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	490,000	524,132	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C21 XA, IO	1.111%	8/15/47	62,682,842	4,295,367	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 A4	3.801%	9/15/47	540,000	552,855
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.561%	9/15/47	1,540,000	1,478,122	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 A5	3.822%	7/15/48	1,960,000	2,007,977
JPMBB Commercial Mortgage Securities Trust, 2015-C31 A3	3.801%	8/15/48	15,480,000	15,830,424
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AM	5.372%	5/15/47	9,365,409	9,523,187
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-LC11 AS	3.216%	4/15/46	2,000,000	1,969,578
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FL6 B	2.611%	11/15/31	8,780,000	8,702,084	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.081%	5/15/28	4,650,000	4,435,715	(a)(b)
JPMorgan Reremic, 2014-6 8A1	0.401%	10/27/36	6,747,837	6,148,234	(a)(b)

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	37

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
JPMorgan Reremic, 2015-1 1A1	0.381%	12/27/36	$8,062,804	$7,828,855	(a)(b)
Latitude Management Real Estate Capital, 2015-CRE1 A	2.163%	2/22/32	6,670,000	6,599,965	(a)(b)
Latitude Management Real Estate Capital, 2015-CRE1 B	3.913%	2/22/32	4,000,000	4,004,800	(a)(b)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.507%	6/15/36	1,448,033	3,886	(a)(b)(g)
Lehman XS Trust, 2005-7N 1A1B	0.722%	12/25/35	51,759	31,132	(b)
Luminent Mortgage Trust, 2007-2 2A1	0.652%	5/25/37	131,386	98,051	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.527%	12/25/34	72,572	70,393	(b)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	451,684	452,817	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	85,747	89,135	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.772%	5/25/35	659,683	532,539	(a)(b)
Merrill Lynch Mortgage Investors Trust, 1998-C1 A3	6.720%	11/15/26	266,096	268,705	(b)
Merrill Lynch Mortgage Investors Trust, 2005-A9 3A1	2.736%	12/25/35	52,975	49,280	(b)
Merrill Lynch Mortgage Investors Trust, 2006-1 1A	2.502%	2/25/36	229,710	224,116	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.802%	8/15/45	9,717,984	662,053	(a)(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C07 AS	3.214%	2/15/46	426,000	422,571
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.081%	7/15/46	510,000	542,143	(b)
Morgan Stanley Capital I Trust, 2007-HQ11 A4FL	0.452%	2/12/44	7,380,000	7,281,281	(b)
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.620%	10/25/34	284,096	280,922	(b)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.583%	7/25/35	1,483,696	1,350,805	(b)
Morgan Stanley Reremic Trust, 2015-R4 1A1	0.471%	8/26/47	15,564,242	14,675,552	(a)(b)
Morgan Stanley Reremic Trust, 2015-R6 2A1	0.463%	7/26/45	17,224,973	16,027,930	(a)(b)
Mortgage IT Trust, 2005-1 1A1	1.062%	2/25/35	582,701	568,209	(b)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	7,100,000	7,088,338	(a)(b)
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	266,719	271,344	(a)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	128,709	109,412
Nomura Resecuritization Trust, 2014-5R 1A1	3.000%	6/26/35	6,375,034	6,214,170	(a)(b)
Nomura Resecuritization Trust, 2015-5R 4A1	0.361%	7/26/37	20,899,199	20,203,968	(a)(b)
Opteum Mortgage Acceptance Corp., 2005-2 AI3	0.742%	4/25/35	2,166,454	2,117,222	(b)
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	4,587,407	4,622,351	(a)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	1,603,699	1,627,096	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	424,980	399,234	(a)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	25,020,318	24,056,485	(a)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	2,065,417	2,102,636
Structured Agency Credit Risk Debt Notes, 2014-DN1 M2	2.622%	2/25/24	5,480,000	5,461,625	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	2.072%	4/25/24	13,400,000	13,169,779	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN3 M2	2.822%	8/25/24	12,963,120	13,101,169	(b)

See Notes to Financial Statements.

38	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Agency Credit Risk Debt Notes, 2014-HQ1 M2	2.922%	8/25/24	$3,970,000	$4,004,707	(b)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M2	3.072%	10/25/24	2,750,000	2,786,948	(b)
Structured ARM Loan Trust, 2004-10 2A	2.446%	8/25/34	3,994,888	4,007,741	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.742%	10/25/35	594,981	491,436	(b)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	1,001,302	1,014,968
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.181%	5/10/45	20,602,063	2,071,735	(a)(b)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.551%	12/15/43	6,520,000	6,242,764	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2002-AR19 A6	2.453%	2/25/33	106,478	104,776	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.522%	9/25/33	31,934	32,285	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-S7 A1	4.500%	8/25/18	171,233	172,405
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.692%	7/25/45	51,760	48,664	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.742%	8/25/45	5,887,025	5,472,570	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.712%	10/25/45	1,389,916	1,280,214	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.692%	12/25/45	7,922,007	7,616,282	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.712%	12/25/45	119,240	109,587	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.165%	9/25/36	309,754	275,233	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	7,223	7,622
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/19/22	19,893,046	19,552,099	(a)(b)
Wells Fargo Commercial Mortgage Trust, 2015-C30 XA, IO	1.031%	9/15/58	59,283,905	4,140,299	(b)
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 XA, IO	1.207%	5/15/48	48,102,987	3,541,409	(b)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	230,447	231,487	(a)
WF-RBS Commercial Mortgage Trust, 2012-C10 XA, IO	1.747%	12/15/45	23,059,257	1,895,618	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 B	4.723%	3/15/47	250,000	261,933	(b)
WF-RBS Commercial Mortgage Trust, 2014-C19 XA, IO	1.280%	3/15/47	10,533,250	700,499	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 AS	3.891%	8/15/47	2,767,000	2,836,808
WF-RBS Commercial Mortgage Trust, 2014-C21 B	4.213%	8/15/47	5,160,000	5,179,236	(b)
WF-RBS Commercial Mortgage Trust, 2014-C21 XA, IO	1.181%	8/15/47	36,794,862	2,526,265	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.849%	10/15/57	3,980,000	3,716,704	(b)
WF-RBS Commercial Mortgage Trust, 2014-C24 AS	3.931%	11/15/47	2,850,000	2,936,558
Total Collateralized Mortgage Obligations (Cost — $778,777,373)				759,193,389

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	39

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 16.1%
FHLMC — 2.3%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	4/1/16-11/1/39	$561,230	$631,692
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-11/1/41	7,512,608	8,190,124
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-4/1/32	528,370	610,581
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32-9/1/39	973,267	1,108,411
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	6/1/33-8/1/35	3,003,994	3,319,150
Federal Home Loan Mortgage Corp. (FHLMC)	2.561%	10/1/35	673,047	710,369	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.704%	1/1/36	194,533	206,288	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.927%	1/1/37	7,813	7,984	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.168%	2/1/37	79,343	84,137	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.034%	4/1/37	67,639	70,733	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.675%	8/1/37	3,850,721	4,110,130	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.227%	1/1/38	188,253	200,459	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	11/1/41-8/1/43	7,108,904	7,571,919
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/1/42-2/1/44	508,935	525,759
Federal Home Loan Mortgage Corp. (FHLMC), Bonds	4.000%	3/1/42	1,992,735	2,109,646
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19-3/1/44	23,669,532	26,048,830
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-6/1/41	4,266,985	4,742,067
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-7/1/43	18,064,718	19,194,378
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/19/31-1/13/46	11,300,000	11,635,214	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	8/1/33-3/1/45	14,039,418	14,603,485
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	569,783	633,008
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/36	411,426	469,277
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	3/1/39	1,206,209	1,394,687
Total FHLMC				108,178,328
FNMA — 11.9%
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-2/1/45	57,592,572	62,732,222
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-7/1/45	105,452,295	112,121,690
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-5/1/41	11,215,801	12,120,256
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-12/1/39	10,682,293	12,101,829
Federal National Mortgage Association (FNMA)	2.810%	4/1/25	1,770,000	1,748,834
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-4/1/28	114,540	118,449
Federal National Mortgage Association (FNMA)	7.000%	1/1/27-2/1/39	4,682,991	5,367,169
Federal National Mortgage Association (FNMA)	2.500%	1/1/28-10/1/42	5,069,542	5,087,873
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-5/1/40	2,657,585	3,037,212
Federal National Mortgage Association (FNMA)	2.500%	1/19/31	9,400,000	9,474,308	(i)
Federal National Mortgage Association (FNMA)	3.000%	1/19/31	119,000,000	122,587,017	(i)
Federal National Mortgage Association (FNMA)	3.500%	1/19/31	6,800,000	7,121,144	(i)

See Notes to Financial Statements.

40	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	2.808%	6/1/35	$1,986,650	$2,129,261	(b)
Federal National Mortgage Association (FNMA)	2.369%	7/1/35	474,892	504,249	(b)
Federal National Mortgage Association (FNMA)	2.378%	8/1/35	244,234	258,370	(b)
Federal National Mortgage Association (FNMA)	2.442%	9/1/35	671,677	709,455	(b)
Federal National Mortgage Association (FNMA)	2.547%	9/1/35	1,078,584	1,149,864	(b)
Federal National Mortgage Association (FNMA)	5.500%	9/1/35-11/1/38	5,827,635	6,519,472
Federal National Mortgage Association (FNMA)	2.271%	10/1/35	2,636,805	2,765,645	(b)
Federal National Mortgage Association (FNMA)	2.375%	10/1/35	190,201	200,629	(b)
Federal National Mortgage Association (FNMA)	2.390%	10/1/35	511,218	538,492	(b)
Federal National Mortgage Association (FNMA)	2.594%	10/1/35	278,651	295,086	(b)
Federal National Mortgage Association (FNMA)	3.241%	10/1/35	519,777	551,223	(b)
Federal National Mortgage Association (FNMA)	2.199%	11/1/35	909,320	951,499	(b)
Federal National Mortgage Association (FNMA)	2.229%	11/1/35	1,079,519	1,131,646	(b)
Federal National Mortgage Association (FNMA)	2.233%	11/1/35	803,072	846,243	(b)
Federal National Mortgage Association (FNMA)	2.248%	11/1/35	1,051,201	1,102,235	(b)
Federal National Mortgage Association (FNMA)	2.263%	11/1/35	992,603	1,041,031	(b)
Federal National Mortgage Association (FNMA)	2.720%	9/1/36	484,167	517,201	(b)
Federal National Mortgage Association (FNMA)	2.540%	12/1/36	17,217	18,305	(b)
Federal National Mortgage Association (FNMA)	1.798%	2/1/37	7,927,354	8,283,793	(b)
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-12/1/45	103,941,139	107,383,574
Federal National Mortgage Association (FNMA)	3.000%	12/1/42-2/1/43	4,232,798	4,228,213
Federal National Mortgage Association (FNMA)	1.000%	1/1/46	4,000,000	4,120,625	(f)
Federal National Mortgage Association (FNMA)	3.500%	1/1/46	4,000,000	4,114,375	(f)
Federal National Mortgage Association (FNMA)	5.000%	1/13/46	55,700,000	61,307,859	(i)
Total FNMA				564,286,348
GNMA — 1.9%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	8,685	8,735
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	71,931	80,735
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	10,998,186	12,665,685
Government National Mortgage Association (GNMA)	7.000%	1/15/24-5/15/32	68,793	72,558
Government National Mortgage Association (GNMA)	6.000%	3/15/26-9/20/36	4,256,333	4,859,389
Government National Mortgage Association (GNMA)	5.500%	2/15/35-6/15/36	409,974	461,914
Government National Mortgage Association (GNMA)	5.000%	1/15/40-7/20/40	460,783	509,362

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	41

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
GNMA — continued
Government National Mortgage Association (GNMA)	3.500%	1/21/46	$1,200,000	$1,248,444	(i)
Government National Mortgage Association (GNMA) II	6.000%	10/20/37-2/20/42	6,933,834	7,782,192
Government National Mortgage Association (GNMA) II	4.500%	1/20/40-3/20/41	8,301,784	9,043,198
Government National Mortgage Association (GNMA) II	5.000%	7/20/40-11/20/40	1,187,233	1,311,771
Government National Mortgage Association (GNMA) II	3.500%	1/21/46	10,300,000	10,737,348	(i)
Government National Mortgage Association (GNMA) II	4.000%	1/21/46	35,800,000	38,017,917	(i)
Total GNMA				86,799,248
Total Mortgage-Backed Securities (Cost — $753,400,859)				759,263,924
Municipal Bonds — 0.1%
Illinois — 0.1%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	5,380,000	5,146,992
Ohio — 0.0%
American Municipal Power-Ohio Inc., OH, Revenue, Taxable-combined Hydroelectric Project Build America Bonds	7.834%	2/15/41	150,000	206,427
Total Municipal Bonds (Cost — $5,595,133)				5,353,419
Sovereign Bonds — 3.2%
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	11,700,000	10,676,250
Indonesia — 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	4,346,000	4,163,042	(h)
Republic of Indonesia, Notes	3.750%	4/25/22	280,000	268,213	(a)
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	290,000	314,343	(h)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,190,000	1,232,623	(h)
Republic of Indonesia, Senior Notes	5.375%	10/17/23	340,000	353,494	(h)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	911,000	975,967	(a)
Total Indonesia				7,307,682
Mexico — 1.6%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	122,640
United Mexican States, Senior Notes	4.000%	10/2/23	164,000	166,132
United Mexican States, Senior Notes	3.600%	1/30/25	10,660,000	10,388,170
United Mexican States, Senior Notes	4.750%	3/8/44	580,000	528,380
United Mexican States, Senior Notes	5.550%	1/21/45	48,390,000	49,599,750
United Mexican States, Senior Notes	4.600%	1/23/46	14,900,000	13,186,500
Total Mexico				73,991,572

See Notes to Financial Statements.

42	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Peru — 0.2%
Republic of Peru, Senior Bonds	6.550%	3/14/37	$1,070,000	$1,235,850
Republic of Peru, Senior Bonds	5.625%	11/18/50	8,140,000	8,302,800
Total Peru				9,538,650
Poland — 0.5%
Republic of Poland, Senior Notes	5.000%	3/23/22	6,990,000	7,750,163
Republic of Poland, Senior Notes	4.000%	1/22/24	16,860,000	17,736,720
Total Poland				25,486,883
Russia — 0.3%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	6,807,395	8,155,845	(h)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	1,582,700	1,896,211	(a)
Russian Foreign Bond — Eurobond, Senior Notes	4.500%	4/4/22	6,400,000	6,438,105	(h)
Total Russia				16,490,161
Turkey — 0.2%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,160,000	1,226,589
Republic of Turkey, Senior Bonds	5.750%	3/22/24	5,320,000	5,620,686
Republic of Turkey, Senior Notes	4.875%	4/16/43	3,030,000	2,666,400
Total Turkey				9,513,675
Total Sovereign Bonds (Cost — $153,916,744)				153,004,873
U.S. Government & Agency Obligations — 17.8%
U.S. Government Agencies — 2.7%
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	20,110,000	28,478,475
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	66,300,000	61,394,861
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	111,685
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	6,320,000	6,046,603
Financing Corp. (FICO) Strip, Bonds	0.000%	4/5/19	1,150,000	1,088,761
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,790,000	1,743,711
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,720,000	6,509,677
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	2,740,000	2,639,974
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,410,000	5,252,152
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	1,240,000	1,149,671
Residual Funding Corp. Principal Strip, Bonds	0.000%	10/15/19	820,000	763,445
Residual Funding Corp. Principal Strip, Bonds	0.000%	10/15/20	9,190,000	8,316,022
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,444,788
Total U.S. Government Agencies				126,939,825
U.S. Government Obligations — 15.1%
U.S. Treasury Bonds	3.375%	5/15/44	14,110,000	15,142,894
U.S. Treasury Bonds	3.000%	11/15/44	13,610,000	13,560,555
U.S. Treasury Bonds	3.000%	5/15/45	274,780,000	273,524,256

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	43

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	2.875%	8/15/45	$13,130,000	$12,752,001
U.S. Treasury Bonds	3.000%	11/15/45	50,670,000	50,517,585
U.S. Treasury Notes	1.875%	9/30/17	620,000	628,743
U.S. Treasury Notes	0.625%	11/30/17	4,310,000	4,274,309
U.S. Treasury Notes	1.625%	7/31/19	250,000	250,869
U.S. Treasury Notes	1.750%	9/30/19	3,070,000	3,090,747
U.S. Treasury Notes	1.250%	1/31/20	12,020,000	11,835,000
U.S. Treasury Notes	1.625%	7/31/20	122,200,000	121,617,595
U.S. Treasury Notes	1.375%	9/30/20	510,000	501,194
U.S. Treasury Notes	1.625%	11/30/20	30,000	29,822
U.S. Treasury Notes	2.125%	12/31/21	490,000	494,326
U.S. Treasury Notes	1.500%	1/31/22	260,000	252,748
U.S. Treasury Notes	1.750%	3/31/22	76,660,000	75,480,126
U.S. Treasury Notes	1.875%	5/31/22	10,100,000	10,002,151
U.S. Treasury Notes	1.875%	8/31/22	25,230,000	24,939,275
U.S. Treasury Notes	1.875%	10/31/22	28,050,000	27,694,999
U.S. Treasury Notes	2.000%	11/30/22	30,000	29,836
U.S. Treasury Notes	2.375%	8/15/24	24,900,000	25,159,707
U.S. Treasury Notes	2.250%	11/15/25	37,470,000	37,386,554
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	2,194,812
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	1,187,775
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/43	7,800,000	3,367,011
Total U.S. Government Obligations				715,914,890
Total U.S. Government & Agency Obligations (Cost — $841,643,162)				842,854,715
U.S. Treasury Inflation Protected Securities — 1.4%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	3,203,936	3,793,492
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	11,399,441	10,014,592
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	4,082,080	4,154,365
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	25,361,602	22,118,082
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	26,908,880	26,052,559
Total U.S. Treasury Inflation Protected Securities (Cost — $67,043,554)				66,133,090

		Expiration Date	Contracts
Purchased Options — 0.1%
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.IG.25 Index, Call @ 80 basis points spread		1/20/16	91,590,000	13,391
Eurodollar 1-Year Mid Curve Futures, Call @ $98.75		3/11/16	334	45,925

See Notes to Financial Statements.

44	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Security		Expiration Date	Contracts	Value
Purchased Options — continued
Eurodollar 1-Year Mid Curve Futures, Put @ $98.75		1/15/16	607	$212,450
Eurodollar 1-Year Mid Curve Futures, Put @ $98.88		1/15/16	664	427,450
Eurodollar Futures, Call @ $99.50		3/14/16	888	11,100
Eurodollar Futures, Put @ $99.38		3/14/16	4,804	1,471,225
U.S. Treasury 5-Year Notes Futures, Call @ $118.25		1/22/16	121	47,266
U.S. Treasury 5-Year Notes Futures, Call @ $118.50		1/22/16	517	141,368
U.S. Treasury 5-Year Notes Futures, Call @ $118.75		1/22/16	131	23,539
U.S. Treasury 10-Year Notes Futures, Call @ $126.00		1/22/16	133	68,578
U.S. Treasury Long-Term Bonds Futures, Call @ $154.00		1/22/16	96	126,000
U.S. Treasury Long-Term Bonds Futures, Call @ $155.00		1/22/16	21	19,031
U.S. Treasury Long-Term Bonds Futures, Put @ $155.00		1/22/16	212	457,125
Total Purchased Options (Cost — $1,736,991)				3,064,448
Total Investments before Short-Term Investments (Cost — $4,330,005,705)				4,256,071,969

	Rate	Maturity Date	Face Amount
Short-Term Investments — 14.7%
U.S. Government Agencies — 3.6%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	2/23/16	$25,000,000	24,992,639	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.220%	1/7/16	82,000,000	81,996,994	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.220%	2/3/16	10,000,000	9,997,983	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.260%	2/10/16	55,000,000	54,984,111	(j)
Total U.S. Government Agencies (Cost — $171,971,727)				171,971,727
Repurchase Agreements — 1.9%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/15; Proceeds at maturity — $90,003,400; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/17; Market value — $91,799,999) (Cost — $90,000,000)	0.340%	1/4/16	90,000,000	90,000,000

			Shares
Money Market Funds — 9.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $432,286,936)	0.073%		432,286,936	432,286,936
Total Short-Term Investments (Cost — $694,258,663)				694,258,663
Total Investments — 104.6% (Cost — $5,024,264,368#)				4,950,330,632
Liabilities in Excess of Other Assets — (4.6)%				(219,096,316)
Total Net Assets — 100.0%				$4,731,234,316

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	45

Schedule of investments (cont’d)

December 31, 2015

Western Asset Core Bond Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2015.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Illiquid security (unaudited).

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(i)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2015, the Fund held TBA securities with a total cost of $262,173,046 (See Note 1).

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $5,027,482,029.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/14/16	$99.38	265	$8,281
Eurodollar Futures, Call	6/13/16	99.00	109	38,831
Eurodollar Futures, Call	6/13/16	99.25	141	11,456
Eurodollar Futures, Put	3/14/16	99.25	5,962	558,938
U.S. Treasury 5-Year Notes Futures, Call	1/22/16	119.00	198	23,203
U.S. Treasury 5-Year Notes Futures, Call	2/19/16	118.75	370	130,078
U.S. Treasury 5-Year Notes Futures, Call	2/19/16	119.00	63	16,734
U.S. Treasury 5-Year Notes Futures, Put	1/22/16	118.00	157	34,344
U.S. Treasury 5-Year Notes Futures, Put	1/22/16	117.75	74	10,406
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	126.50	386	120,625
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	127.00	364	68,250

See Notes to Financial Statements.

46	Western Asset Core Bond Fund 2015 Annual Report

Western Asset Core Bond Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	$127.50	249	$27,234
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	128.00	148	9,250
U.S. Treasury 10-Year Notes Futures, Call	1/22/16	129.00	31	969
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	127.00	1,101	498,891
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	126.50	185	115,625
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	128.00	109	25,547
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	130.00	184	14,375
U.S. Treasury 10-Year Notes Futures, Call	2/19/16	127.50	36	11,812
U.S. Treasury 10-Year Notes Futures, Put	1/22/16	125.00	127	29,766
U.S. Treasury 10-Year Notes Futures, Put	1/22/16	124.00	31	2,422
U.S. Treasury 10-Year Notes Futures, Put	2/19/16	125.00	266	133,000
U.S. Treasury 10-Year Notes Futures, Put	2/19/16	123.50	36	6,187
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	157.00	363	147,469
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	156.00	118	71,906
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	158.00	227	60,297
U.S. Treasury Long-Term Bonds Futures, Call	1/22/16	159.00	33	5,672
U.S. Treasury Long-Term Bonds Futures, Call	2/19/16	158.00	193	156,813
U.S. Treasury Long-Term Bonds Futures, Call	2/19/16	157.00	36	37,688
U.S. Treasury Long-Term Bonds Futures, Call	2/19/16	163.00	3	656
U.S. Treasury Long-Term Bonds Futures, Put	1/22/16	154.00	67	104,688
U.S. Treasury Long-Term Bonds Futures, Put	1/22/16	152.00	120	88,125
U.S. Treasury Long-Term Bonds Futures, Put	1/22/16	151.00	79	37,031
U.S. Treasury Long-Term Bonds Futures, Put	2/19/16	148.00	193	93,484
U.S. Treasury Long-Term Bonds Futures, Put	2/19/16	152.00	32	47,500
Total Written Options (Premiums received — $3,718,967)				$2,747,553

Security	Rate	Maturity Date	Face Amount	Value
Securities Sold Short‡
Mortgage-Backed Securities — (0.6)%
FNMA — (0.6)%
Federal National Mortgage Association (FNMA) (Cost — $(28,811,109))	3.500%	1/13/46	$(27,900,000)	$(28,785,077)	(a)

‡	Percentages indicated are based on net assets.

(a)	This security is traded on a to-be-announced (“TBA”) basis and is part of a mortgage dollar roll agreement (See Note 1).

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	47

Statement of assets and liabilities

December 31, 2015

Assets:
Investments, at value (Cost — $5,024,264,368)	$4,950,330,632
Cash	326,278
Receivable for securities sold	85,762,798
Interest receivable	27,468,639
Receivable for Fund shares sold	13,585,623
Deposits with brokers for centrally cleared swap contracts	7,998,810
Deposits with brokers for open futures contracts	5,783,177
Receivable from broker — variation margin on open futures contracts	2,260,379
Deposits with brokers for OTC swap contracts	800,000
OTC swaps, at value (premiums paid — $261,372)	325,140
Receivable for open OTC swap contracts	25,381
Principal paydown receivable	12,732
Prepaid expenses	175,260
Other assets	34,414
Total Assets	5,094,889,263

Liabilities:
Payable for securities purchased	318,686,510
Investments sold short, at value (proceeds received — $28,811,109)	28,785,077
Payable for Fund shares repurchased	7,446,368
Written options, at value (premiums received — $3,718,967)	2,747,553
Payable to broker — variation margin on centrally cleared swaps	1,608,464
Distributions payable	1,329,467
Investment management fee payable	1,238,864
OTC swaps, at value (premiums received — $111,505)	584,785
Payable for open OTC swap contracts	156,239
Service and/or distribution fees payable	150,299
Directors’ fees payable	27,373
Accrued expenses	893,948
Total Liabilities	363,654,947
Total Net Assets	$4,731,234,316

Net Assets:
Par value (Note 7)	$389,734
Paid-in capital in excess of par value	5,131,034,648
Undistributed net investment income	6,217,012
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(332,616,473)
Net unrealized depreciation on investments, futures contracts, written options, short sales and swap contracts	(73,790,605)
Total Net Assets	$4,731,234,316

See Notes to Financial Statements.

48	Western Asset Core Bond Fund 2015 Annual Report

Net Assets:
Class A	$329,324,983
Class C	$25,344,347
Class C1	$20,218,544
Class FI	$231,683,588
Class R	$6,789,547
Class I	$2,383,682,978
Class IS	$1,734,190,329

Shares Outstanding:
Class A	27,143,954
Class C	2,088,002
Class C1	1,665,315
Class FI	19,082,407
Class R	559,109
Class I	196,461,637
Class IS	142,733,454

Net Asset Value:
Class A (and redemption price)	$12.13
Class C*	$12.14
Class C1*	$12.14
Class FI (and redemption price)	$12.14
Class R (and redemption price)	$12.14
Class I (and redemption price)	$12.13
Class IS (and redemption price)	$12.15
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.67

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	49

Statement of operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$122,846,919

Expenses:
Investment management fee (Note 2)	16,468,906
Transfer agent fees (Note 5)	3,091,261
Service and/or distribution fees (Notes 2 and 5)	1,562,332
Fund accounting fees	292,548
Legal fees	170,887
Registration fees	154,852
Directors’ fees	135,515
Fees recaptured by investment manager (Note 2)	95,871
Shareholder reports	89,268
Audit and tax fees	64,231
Insurance	47,837
Custody fees	13,046
Commitment fees (Note 8)	5,074
Miscellaneous expenses	24,603
Total Expenses	22,216,231
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,845,856)
Net Expenses	20,370,375
Net Investment Income	102,476,544

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(6,357,844)
Futures contracts	25,039,259
Written options	32,435,032
Swap contracts	2,679,297
Net Realized Gain	53,795,744
Change in Net Unrealized Appreciation (Depreciation) From:
Investments and investments in other assets	(121,859,994)
Futures contracts	(2,580,124)
Written options	482,484
Securities sold short	26,032
Swap contracts	2,194,719
Change in Net Unrealized Appreciation (Depreciation)	(121,736,883)
Net Loss on Investments, Futures Contracts, Written Options, Short Sales and Swap Contracts	(67,941,139)
Increase in Net Assets From Operations	$34,535,405

See Notes to Financial Statements.

50	Western Asset Core Bond Fund 2015 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2015	2014

Operations:
Net investment income	$102,476,544	$80,258,494
Net realized gain	53,795,744	32,153,700
Change in net unrealized appreciation (depreciation)	(121,736,883)	92,288,432
Increase in Net Assets From Operations	34,535,405	204,700,626

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(105,830,951)	(83,962,183)
Decrease in Net Assets From Distributions to Shareholders	(105,830,951)	(83,962,183)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,167,458,977	2,498,601,416
Reinvestment of distributions	90,774,683	71,871,404
Cost of shares repurchased	(933,619,687)	(2,052,748,004)
Increase in Net Assets From Fund Share Transactions	1,324,613,973	517,724,816
Increase in Net Assets	1,253,318,427	638,463,259

Net Assets:
Beginning of year	3,477,915,889	2,839,452,630
End of year*	$4,731,234,316	$3,477,915,889
*Includes undistributed net investment income of:	$6,217,012	$4,387,372

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	51

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.31	$11.81	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.26	0.31	0.26	0.17
Net realized and unrealized gain (loss)	(0.17)	0.51	(0.53)	0.31
Total income (loss) from operations	0.09	0.82	(0.27)	0.48

Less distributions from:
Net investment income	(0.27)	(0.32)	(0.29)	(0.19)
Total distributions	(0.27)	(0.32)	(0.29)	(0.19)

Net asset value, end of year	$12.13	$12.31	$11.81	$12.37
Total return[3]	0.75%	7.02%	(2.23)%	3.96%

Net assets, end of year (000s)	$329,325	$164,153	$194,314	$263,926

Ratios to average net assets:
Gross expenses	0.91%	0.82%	0.87%	0.84%[4]
Net expenses[5]	0.90 [6]	0.82	0.87	0.84 [4]
Net investment income	2.14	2.50	2.13	2.06 [4]

Portfolio turnover rate[7]	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 237%, 318%, 345% and 418%, for the years ended December 31, 2015, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

52	Western Asset Core Bond Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.32	$11.81	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.18	0.20	0.17	0.11
Net realized and unrealized gain (loss)	(0.17)	0.54	(0.53)	0.30
Total income (loss) from operations	0.01	0.74	(0.36)	0.41

Less distributions from:
Net investment income	(0.19)	(0.23)	(0.20)	(0.12)
Total distributions	(0.19)	(0.23)	(0.20)	(0.12)

Net asset value, end of year	$12.14	$12.32	$11.81	$12.37
Total return[3]	0.09%	6.26%	(2.94)%	3.43%

Net assets, end of year (000s)	$25,344	$11,177	$3,016	$1,897

Ratios to average net assets:
Gross expenses	1.56%[4]	1.69%[4]	1.73%	1.47%[5]
Net expenses[6]	1.56 [4]	1.65 [4,7]	1.60 [7]	1.47 [5]
Net investment income	1.50	1.68	1.42	1.35 [5]

Portfolio turnover rate[8]	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 237%, 318%, 345% and 418%, for the years ended December 31, 2015, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	53

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.32	$11.82	$12.37	$12.40

Income (loss) from operations:
Net investment income	0.22	0.25	0.21	0.05
Net realized and unrealized gain (loss)	(0.16)	0.52	(0.52)	(0.03)
Total income (loss) from operations	0.06	0.77	(0.31)	0.02

Less distributions from:
Net investment income	(0.24)	(0.27)	(0.24)	(0.05)
Total distributions	(0.24)	(0.27)	(0.24)	(0.05)

Net asset value, end of year	$12.14	$12.32	$11.82	$12.37
Total return[3]	0.44%	6.56%	(2.53)%	0.17%

Net assets, end of year (000s)	$20,219	$22,621	$27,827	$41,417

Ratios to average net assets:
Gross expenses	1.22%	1.28%	1.27%	1.28%[4]
Net expenses[5]	1.22	1.28	1.27	1.28 [4]
Net investment income	1.82	2.09	1.72	1.63 [4]

Portfolio turnover rate[6]	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 3, 2012 (inception date) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.42%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 237%, 318%, 345% and 418%, for the years ended December 31, 2015, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

54	Western Asset Core Bond Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.32	$11.82	$12.37	$11.87	$11.42

Income (loss) from operations:
Net investment income	0.27	0.32	0.27	0.28	0.35
Net realized and unrealized gain (loss)	(0.16)	0.51	(0.52)	0.52	0.47
Total income (loss) from operations	0.11	0.83	(0.25)	0.80	0.82

Less distributions from:
Net investment income	(0.29)	(0.33)	(0.30)	(0.30)	(0.37)
Total distributions	(0.29)	(0.33)	(0.30)	(0.30)	(0.37)

Net asset value, end of year	$12.14	$12.32	$11.82	$12.37	$11.87
Total return[3]	0.84%	7.10%	(2.06)%	6.82%	7.24%

Net assets, end of year (000s)	$231,684	$213,225	$913,908	$942,713	$639,281

Ratios to average net assets:
Gross expenses	0.82%[4]	0.81%[4]	0.83%[4]	0.75%[4]	0.75%
Net expenses[5]	0.82 [4]	0.80 [4,6]	0.78 [4,6]	0.75 [4,6]	0.74 [6]
Net investment income	2.22	2.61	2.24	2.29	3.01

Portfolio turnover rate[7]	85%	93%	147%	149%	141%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.79%. Prior to May 1, 2013, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.77%. Prior to May 1, 2012, as the result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 0.75%. These expense limitations do not include interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 237%, 318%, 345% ,418% and 556% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	55

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2015	2014	2013	2012[2]

Net asset value, beginning of year	$12.32	$11.82	$12.37	$12.08

Income (loss) from operations:
Net investment income	0.24	0.27	0.22	0.14
Net realized and unrealized gain (loss)	(0.18)	0.52	(0.52)	0.31
Total income (loss) from operations	0.06	0.79	(0.30)	0.45

Less distributions from:
Net investment income	(0.24)	(0.29)	(0.25)	(0.16)
Total distributions	(0.24)	(0.29)	(0.25)	(0.16)

Net asset value, end of year	$12.14	$12.32	$11.82	$12.37
Total return[3]	0.51%	6.70%	(2.42)%	3.73%

Net assets, end of year (000s)	$6,790	$2,703	$963	$1,511

Ratios to average net assets:
Gross expenses	1.18%[4]	1.34%[4]	1.27%[4]	1.40%[5]
Net expenses[6,7]	1.15 [4]	1.15 [4]	1.15 [4]	1.15 [5]
Net investment income	1.92	2.22	1.84	1.72 [5]

Portfolio turnover rate[8]	85%	93%	147%	149%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (inception date) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 237%, 318%, 345% and 418%, for the years ended December 31, 2015, 2014, 2013 and for the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

56	Western Asset Core Bond Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1,2]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.31	$11.81	$12.37	$11.86	$11.42

Income (loss) from operations:
Net investment income	0.32	0.35	0.30	0.31	0.38
Net realized and unrealized gain (loss)	(0.17)	0.51	(0.53)	0.53	0.45
Total income (loss) from operations	0.15	0.86	(0.23)	0.84	0.83

Less distributions from:
Net investment income	(0.33)	(0.36)	(0.33)	(0.33)	(0.39)
Total distributions	(0.33)	(0.36)	(0.33)	(0.33)	(0.39)

Net asset value, end of year	$12.13	$12.31	$11.81	$12.37	$11.86
Total return[3]	1.21%	7.38%	(1.86)%	7.15%	7.38%

Net assets, end of year (000s)	$2,383,683	$1,746,415	$570,450	$938,146	$1,576,949

Ratios to average net assets:
Gross expenses	0.54%	0.52%	0.49%	0.52%	0.52%
Net expenses	0.45 [4,5]	0.51 [4,5]	0.49	0.52	0.52
Net investment income	2.61	2.86	2.48	2.57	3.25

Portfolio turnover rate[6]	85%	93%	147%	149%	141%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, effective November 7, 2014, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 237%, 318%, 345%, 418% and 556% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Core Bond Fund 2015 Annual Report	57

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1,2]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.33	$11.82	$12.38	$11.87	$11.43

Income (loss) from operations:
Net investment income	0.32	0.36	0.31	0.31	0.39
Net realized and unrealized gain (loss)	(0.17)	0.52	(0.53)	0.54	0.45
Total income (loss) from operations	0.15	0.88	(0.22)	0.85	0.84

Less distributions from:
Net investment income	(0.33)	(0.37)	(0.34)	(0.34)	(0.40)
Total distributions	(0.33)	(0.37)	(0.34)	(0.34)	(0.40)

Net asset value, end of year	$12.15	$12.33	$11.82	$12.38	$11.87
Total return[3]	1.22%	7.53%	(1.81)%	7.23%	7.46%

Net assets, end of year (000s)	$1,734,190	$1,317,622	$1,128,974	$1,217,902	$160,699

Ratios to average net assets:
Gross expenses	0.44%[4]	0.45%[4]	0.45%[4]	0.45%	0.45%
Net expenses[5]	0.44 [4]	0.45 [4,6]	0.44 [4,6]	0.45 [6]	0.45
Net investment income	2.61	2.92	2.57	2.51	3.31

Portfolio turnover rate[7]	85%	93%	147%	149%	141%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent. Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.50%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 237%, 318%, 345%, 418% and 556% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

58	Western Asset Core Bond Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

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Notes to financial statements (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$540,438,524	$0	*	$540,438,524
Industrials	—	60,773,201	4,627,198		65,400,399
Other corporate bonds & notes	—	676,011,285	—		676,011,285
Asset-backed securities	—	366,019,372	19,334,531		385,353,903
Collateralized mortgage obligations	—	732,641,076	26,552,313		759,193,389
Mortgage-backed securities	—	751,028,924	8,235,000		759,263,924
Municipal bonds	—	5,353,419	—		5,353,419
Sovereign bonds	—	153,004,873	—		153,004,873
U.S. government & agency obligations	—	842,854,715	—		842,854,715
U.S. treasury inflation protected securities	—	66,133,090	—		66,133,090
Purchased options	$3,051,057	13,391	—		3,064,448
Total long-term investments	$3,051,057	$4,194,271,870	$58,749,042		$4,256,071,969
Short-term investments†:
U.S. government & agency obligations	—	$171,971,727	—		$171,971,727
Repurchase agreements	—	90,000,000	—		90,000,000
Money market funds	$432,286,936	—	—		432,286,936
Total short-term investments	$432,286,936	$261,971,727	—		$694,258,663
Total investments	$435,337,993	$4,456,243,597	$58,749,042		$4,950,330,632
Other assets	—	—	$32,927		$32,927
Other financial instruments:
Futures contracts	$4,802,909	—	—		$4,802,909
Centrally cleared interest rate swaps	—	$1,950,966	—		1,950,966
OTC credit default swaps on corporate issues — sell protection‡	—	6,147	—		6,147
OTC credit default swaps on corporate issues — buy protection‡	—	14,134	—		14,134
OTC credit default swaps on credit indices — sell protection‡	—	304,859	—		304,859
Total other financial instruments	$4,802,909	$2,276,106	—		$7,079,015
Total	$440,140,902	$4,458,519,703	$58,781,969		$4,957,442,574

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Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$2,747,553	—	—	$2,747,553
Securities sold short	—	$28,785,077	—	28,785,077
Futures contracts	1,960,920	—	—	1,960,920
OTC interest rate swaps‡	—	500,201	—	500,201
Centrally cleared interest rate swaps	—	4,807,353	—	4,807,353
OTC credit default swaps on corporate issues — sell protection‡	—	31,292	—	31,292
OTC credit default swaps on corporate issues — buy protection‡	—	53,292	—	53,292
Centrally cleared credit default swaps on credit indices — sell protection	—	397,478	—	397,478
Total	$4,708,473	$34,574,693	—	$39,283,166

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes			Asset- Backed Securities	Collateralized Mortgage Obligations	Mortgage- Backed Securities	Other Assets	Total
Investments in Securities	Financials		Industrials
Balance as of December 31, 2014	$0	*	—	$20,604	—	—	$101,248	$121,852
Accrued premiums/discounts	314,343		—	(22)	$(7,802)	—	—	306,519
Realized gain (loss)[1]	—		—	30	(29,821)	—	100,736	70,945
Change in unrealized appreciation (depreciation)[2]	(314,343)		—	(278)	(349,814)	—	(32,928)	(697,363)
Purchases	—		—	10,520,000	17,986,829	$8,235,000	—	36,741,829
Sales	—		—	(3,398)	(2,312,065)	—	(136,129)	(2,451,592)
Transfers into Level 3[3]	—		$4,627,198	8,814,531	11,264,986	—	—	24,706,715
Transfers out of Level 3[4]	—		—	(16,936)	—	—	—	(16,936)
Balance as of December 31, 2015	$0	*	$4,627,198	$19,334,531	$26,552,313	$8,235,000	$32,927	$58,781,969
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015[2]	$(314,343)		—	$(278)	$(349,814)	—	$(32,928)	$(697,363)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

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[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

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Notes to financial statements (cont’d)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option

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is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaptions to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

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Notes to financial statements (cont’d)

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2015, the total notional value of all OTC credit default swaps to sell protection was $16,004,235. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a

66	Western Asset Core Bond Fund 2015 Annual Report

specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to

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Notes to financial statements (cont’d)

perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(k) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

(l) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the

68	Western Asset Core Bond Fund 2015 Annual Report

value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2015, the Fund held written options, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $3,332,338. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2015, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $800,000, which could be used to reduce the required payment.

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Notes to financial statements (cont’d)

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

70	Western Asset Core Bond Fund 2015 Annual Report

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$84,734,017	$(84,734,017)
(b)	$5,184,047	(5,184,047)	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the Fund’s average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion. For its services, LMPFA pays Western Asset all of the management fee that LMPFA receives from the Fund.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that the ratio of total annual operating expenses did not exceed: 0.90%, 1.65%, 1.42%, 0.85%, 1.15%, 0.45% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

During the year ended December 31, 2015, fees waived and/or expenses reimbursed amounted to $1,845,856.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires December 31, 2016	—	—	—	$46,684	$4	$27,792	$63
Expires December 31, 2017	$20,466	—	—	—	1,526	1,823,864	—
	$20,466	—	—	$46,684	$1,530	$1,851,656	$63

Western Asset Core Bond Fund 2015 Annual Report	71

Notes to financial statements (cont’d)

For the year ended December 31, 2015, LMPFA recaptured $3,537, $14,020, $3,395 and $74,919 for Class C, Class FI, Class R and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares and Class C1 shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2015, LMIS and its affiliates retained sales charges of $52,863 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$10,489	$4,493	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,159,098,283	$8,501,250,221
Sales	560,384,767	8,137,330,427

At December 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,993,732
Gross unrealized depreciation	(141,145,129)
Net unrealized depreciation	$(77,151,397)

72	Western Asset Core Bond Fund 2015 Annual Report

At December 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	1,484	6/16	$365,917,734	$367,661,000	$1,743,266
90-Day Eurodollar	543	3/17	134,001,390	133,876,650	(124,740)
90-Day Eurodollar	410	6/17	101,001,707	100,931,750	(69,957)
U.S. Treasury 2-Year Notes	1,053	3/16	228,918,954	228,747,798	(171,156)
U.S. Treasury 5-Year Notes	9,325	3/16	1,104,823,114	1,103,336,919	(1,486,195)
U.S. Treasury 10-Year Notes	961	3/16	121,104,778	120,995,906	(108,872)
U.S. Treasury Ultra Long-Term Bonds	709	3/16	111,795,812	112,509,437	713,625
					495,971
Contracts to Sell:
90-Day Eurodollar	5,376	3/16	1,335,761,778	1,334,121,600	1,640,178
90-Day Eurodollar	1,667	12/16	412,325,432	411,623,975	701,457
U.S. Treasury Long-Term Bonds	36	3/16	5,539,383	5,535,000	4,383
					2,346,018
Net unrealized appreciation on open futures contracts					$2,841,989

During the year ended December 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2014	5,245	$3,145,329
Options written	22,945,337	41,885,294
Options closed	(22,892,082)	(18,301,441)
Options exercised	(3,217)	(2,079,435)
Options expired	(43,227)	(20,930,780)
Written options, outstanding as of December 31, 2015	12,056	$3,718,967

At December 31, 2015, the Fund had the following open swap contracts:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	$4,120,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	$(143,987)
Credit Suisse	2,420,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	(124,996)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(231,218)
Total	$10,660,000				—	$(500,201)

Western Asset Core Bond Fund 2015 Annual Report	73

Notes to financial statements (cont’d)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	$160,000,000	8/31/22	1.897% semi-annually	3-Month LIBOR-BBA	—	$387,873
Chicago Mercantile Exchange	350,796,000	11/30/22	1.900% semi-annually	3-Month LIBOR-BBA	$1,081,568	1,563,093
Chicago Mercantile Exchange	25,300,000	10/7/23	4.860% semi-annually	3-Month LIBOR-BBA	(1,182,748)	(4,030,325)
Chicago Mercantile Exchange	48,708,000	2/15/41	2.720% semi-annually	3-Month LIBOR-BBA	(81,887)	(777,028)
Total	$584,804,000				$(183,067)	$(2,856,387)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2015[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$2,710,000	6/20/21	0.97%	1.000% quarterly	$4,053	$25,683	$(21,630)
Deutsche Bank AG (Berkshire Hathaway Inc., 1.900%, due 1/31/17)	7,100,000	3/20/24	1.06%	1.000% quarterly	(29,998)	(128,576)	98,578
Deutsche Bank AG (Metlife Inc., 4.750% due 2/8/21)	1,820,000	9/20/21	1.01%	1.000% quarterly	(1,294)	17,071	(18,365)
Goldman Sachs Group Inc. (Metlife Inc., 4.750%, due 2/8/21)	1,400,000	6/20/21	0.97%	1.000% quarterly	2,094	13,995	(11,901)
Total	$13,030,000				$(25,145)	$(71,827)	$46,682

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2015[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Masco Corp., 6.125%, due 10/3/16)	$4,120,000	12/20/16	0.13%	1.040% quarterly	$(36,694)	—	$(36,694)
Credit Suisse (Southwest Airlines Co., 5.125%, due 3/1/17)	2,420,000	3/20/17	0.13%	0.690% quarterly	(16,598)	—	(16,598)
Deutsche Bank AG (CenturyLink Inc., 6.000%, due 4/1/17)	4,120,000	3/20/17	1.20%	0.890% quarterly	14,134	—	14,134
Total	$10,660,000				$(39,158)	—	$(39,158)

74	Western Asset Core Bond Fund 2015 Annual Report

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.IG.23 Index)	$52,870,000	12/20/19	1.000% quarterly	$339,929	$625,535	$(285,606)
Chicago Mercantile Exchange (Markit CDX.NA.IG.24 Index)	81,430,000	6/20/20	1.000% quarterly	512,173	624,045	(111,872)
Total	$134,300,000			$852,102	$1,249,580	$(397,478)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Banc of America Securities LLC (PrimeX.FRM.1)	$2,974,235	7/25/36	4.420% monthly	$304,859	$221,694	$83,165

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Western Asset Core Bond Fund 2015 Annual Report	75

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$3,051,057	$13,391	$3,064,448
Futures contracts[3]	4,802,909	—	4,802,909
OTC swap contracts[4]	—	325,140	325,140
Centrally cleared swap contracts[5]	1,950,966	—	1,950,966
Total	$9,804,932	$338,531	$10,143,463

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$2,747,553	—	$2,747,553
Futures contracts[3]	1,960,920	—	1,960,920
OTC swap contracts[4]	500,201	$84,584	584,785
Centrally cleared swap contracts[5]	4,807,353	397,478	5,204,831
Total	$10,016,027	$482,062	$10,498,089

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(10,459,351)	$(76,011)	$(10,535,362)
Written options	32,426,460	8,572	32,435,032
Futures contracts	25,039,259	—	25,039,259
Swap contracts	1,827,187	852,110	2,679,297
Total	$48,833,555	$784,671	$49,618,226

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

76	Western Asset Core Bond Fund 2015 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$1,387,799	$(28,769)	$1,359,030
Written options	482,484	—	482,484
Futures contracts	(2,580,124)	—	(2,580,124)
Swap contracts	2,677,194	(482,475)	2,194,719
Total	$1,967,353	$(511,244)	$1,456,109

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,210,262
Written options	3,578,433
Futures contracts (to buy)	2,322,639,020
Futures contracts (to sell)	1,896,825,516

Average Notional Balance
Interest rate swap contracts	$220,508,615
Credit default swap contracts (to buy protection)	15,570,000
Credit default swap contracts (to sell protection)	121,939,379

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$3,064,448	—	$3,064,448
Futures contracts[3]	2,260,379	—	2,260,379
OTC swap contracts	325,140	—	325,140
Total	$5,649,967	—	$5,649,967

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$2,747,553	—	$2,747,553
Centrally cleared swap contracts[3]	1,608,464	$(1,608,464)	—
OTC swap contracts	584,785	(584,785)	—
Total	$4,940,802	$(2,193,249)	$2,747,553

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

Western Asset Core Bond Fund 2015 Annual Report	77

Notes to financial statements (cont’d)

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$694,393	$629,052
Class C	176,854	18,551
Class C1	151,895	18,460
Class FI	511,319	264,088
Class R	27,871	10,160
Class I	—	2,125,591
Class IS	—	25,359
Total	$1,562,332	$3,091,261

For the year ended December 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$20,466
Class C	—
Class C1	—
Class FI	—
Class R	1,526
Class I	1,823,864
Class IS	—
Total	$1,845,856

78	Western Asset Core Bond Fund 2015 Annual Report

6. Distributions to shareholders by class

	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Investment Income:
Class A	$6,140,296	$12,047,157
Class C	278,664	88,745
Class C1	414,497	565,813
Class FI	4,725,728	17,158,728
Class R	111,175	31,252
Class I	53,022,623	16,958,105
Class IS	41,137,968	37,112,383
Total	$105,830,951	$83,962,183

7. Capital shares

At December 31, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	18,247,438	$226,235,028	62,357,421	$764,324,677
Shares issued on reinvestment	489,273	6,015,980	323,454	3,944,516
Shares repurchased	(4,924,772)	(60,590,101)	(65,797,181)	(808,446,594)
Net increase (decrease)	13,811,939	$171,660,907	(3,116,306)	$(40,177,401)

Class C
Shares sold	1,368,302	$16,846,380	786,030	$9,623,517
Shares issued on reinvestment	14,850	182,638	4,921	60,195
Shares repurchased	(202,583)	(2,489,224)	(138,825)	(1,692,150)
Net increase	1,180,569	$14,539,794	652,126	$7,991,562

Class C1
Shares sold	49,414	$610,730	7,777	$94,866
Shares issued on reinvestment	31,082	383,110	42,580	519,334
Shares repurchased	(251,246)	(3,092,454)	(569,345)	(6,926,690)
Net decrease	(170,750)	$(2,098,614)	(518,988)	$(6,312,490)

Class FI
Shares sold	9,150,062	$112,465,121	6,863,314	$83,804,861
Shares issued on reinvestment	373,244	4,599,632	1,397,350	16,997,413
Shares repurchased	(7,747,920)	(95,560,757)	(68,298,987)	(837,054,921)
Net increase (decrease)	1,775,386	$21,503,996	(60,038,323)	$(736,252,647)

Western Asset Core Bond Fund 2015 Annual Report	79

Notes to financial statements (cont’d)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class R
Shares sold	524,242	$6,464,939	197,788	$2,422,360
Shares issued on reinvestment	6,435	79,135	2,014	24,581
Shares repurchased	(190,952)	(2,347,201)	(61,923)	(754,419)
Net increase	339,725	$4,196,873	137,879	$1,692,522

Class I
Shares sold	81,104,980	$997,239,704	115,462,829	$1,418,495,778
Shares issued on reinvestment	3,223,723	39,671,942	1,187,917	14,487,861
Shares repurchased	(29,708,058)	(365,162,129)	(23,101,959)	(281,597,028)
Net increase	54,620,645	$671,749,517	93,548,787	$1,151,386,611

Class IS
Shares sold	65,546,130	$807,597,075	18,014,293	$219,835,357
Shares issued on reinvestment	3,232,818	39,842,246	2,933,675	35,837,504
Shares repurchased	(32,914,385)	(404,377,821)	(9,555,097)	(116,276,202)
Net increase	35,864,563	$443,061,500	11,392,871	$139,396,659

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended December 31, 2015, the Fund incurred a commitment fee in the amount of $5,074. The Fund did not utilize the Redemption Facility during the period ended December 31, 2015.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2015	2014
Distributions paid from:
Ordinary Income	$105,830,951	$83,962,183

80	Western Asset Core Bond Fund 2015 Annual Report

As of December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$6,745,224
Deferred capital losses*	(3,094,359)
Capital loss carryforward**	(317,856,500)
Other book/tax temporary differences(a)	(8,976,165)
Unrealized appreciation (depreciation)(b)	(77,008,266)
Total accumulated earnings (losses) — net	$(400,190,066)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(33,885,094)
12/31/2017	(250,607,702)
12/31/2018	(33,363,704)
$(317,856,500)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, realization for tax purposes of unrealized gains (losses) on certain futures and options, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset Core Bond Fund 2015 Annual Report	81

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Core Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 2016

82	Western Asset Core Bond Fund 2015 Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 24, 2015 and October 20 and 27, 2015. At a meeting held on November 17, 2015, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset Core Bond Fund	83

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2015. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was higher than the average of the fees paid by funds in its peer group and that total expenses for the Fund were higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which Western Asset potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and Western

84	Western Asset Core Bond Fund

Asset. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Core Bond Fund	85

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

86	Western Asset Core Bond Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); formerly, Chairman of Excellent Education Development (since 2000); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services company); formerly, Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Edison International; City National Corporation (financial services company); The Washington Post Company; and Berkshire Hathaway, Inc.

Western Asset Core Bond Fund	87

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA[6]
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

88	Western Asset Core Bond Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Core Bond Fund	89

Additional information (unaudited) (cont’d)

Information about Directors and Officers

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 9 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[6]	Ms. Trust became President and Chief Executive Officer effective June 1, 2015.

90	Western Asset Core Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2015:

Record date:	Daily	Daily
Payable date:	1/30/2015	February 2015 - December 2015
Ordinary income:
Qualified dividend income for individuals	2.87%	2.77%
Dividends qualifying for the dividends
received deduction for corporations	2.10%	2.13%
Interest from Federal Obligations	7.99%	7.99%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Core Bond Fund	91

Western Asset

Core Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Bond Fund

Legg Mason Funds

620 Eighth Avenue 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013138 2/16 SR16-2715

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr. possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2014 and December 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $131,388 in December 31, 2014 and in $199,044 December 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2014 and $0 in December 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,800 in December 31, 2014 and $20,000 in December 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $14,696 in December 31, 2014 and $1,674 in December 31, 2015, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee

Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2014 and December 31, 2015; Tax Fees were 100% and 100% for December 31, 2014 and December 31, 2015; and Other Fees were 100% and 100% for December 31, 2014 and December 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $257,238 in December 31, 2014 and $337,766 in December 31, 2015.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 24, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 24, 2016